Registration Nos. 333-94575
                                                                       811-07569
 -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 2

                                       To

                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A. Valley Forge Life Insurance Company Variable Life Separate Account (Exact Name of Trust)

B.  Reassure America Life Insurance Company
    (Name  of  Depositor)

C.  175 King Street Armonk, NY 10504
    (Complete  address  of  depositor's  principal  executive  offices)

    Depositor's Telephone Number: (914) 828-8599

D. Name and complete address of agent for service:

    W. Weldon Wilson
    Reassure America Life Insurance Company
    175 King Street
    Armonk, NY 10504
    (Name and Address of Agent for Service of Process)

    Copy to:
    Lynn K. Stone
    Blazzard & Hasenauer, P.C.
    1375 Kings Highway East, Suite 220
    Fairfield, CT 06824

E. Flexible Premium Variable Life Insurance Policy (Title and amount of securities being registered)

F. Proposed maximum aggregate offering price to the public of the securities being registered:

    Continuous  offering

G.  Amount  of  Filing  Fee:  Not  Applicable

H. Approximate date of proposed public offering:


It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b) of Rule 485
___ on (date) pursuant to paragraph (b) of Rule 485
_X_ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following:

   ____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item   Caption in Prospectus

- - ------------  ------------------------------
1(a)          Other Information
 (b)          The Variable Life Insurance Policy

2             Other Information

3             Not Applicable

4             Other Information

5             Other Information

6(a)          Not Applicable
 (b)          Not Applicable

7             Not Applicable

8             Not Applicable

9             Legal Proceedings

10            Purchases; Investment Options; Access to Your Money

11            Investment Options

12            Investment Options

13            Expenses

14            Purchases

15            Purchases

16            Purchases; Investment Options

17            Access to Your Money

18            Access to Your Money

19            Reports to Owners

20            Not Applicable

21            Access to Your Money

22            Not Applicable

23            Not Applicable

24            Other Information

25            Other Information

26            Expenses

27            The Company

28            Executive Officers and Directors

29            The Company

30            The Company

31            Not Applicable

32            Not Applicable

33            Not Applicable

34            Not Applicable

35            Other Information

36            Not Applicable

37            Not Applicable

38            Other Information

39            Other Information

40            Not Applicable

41            Not Applicable

42            Not Applicable

43            Not Applicable

44            Purchases

45            Investment Options; Other Information

46            Purchases; Access to Your Money

47            Not Applicable

48            Not Applicable

49            Not Applicable

50            Not Applicable

51            Other Information; Purchases

52            Investment Options

53            Other Information

54            Not Applicable

55            Not Applicable

56            Not Applicable

57            Not Applicable

58            Not Applicable

59            Financial Statements


-------------------------------------------------------------------------------

The Prospectus contained in Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File Nos. 333-94575 and 811-07569) filed on April 24, 2001 is incorporated herein by reference.

--------------------------------------------------------------------------------



             REASSURE AMERICA LIFE INSURANCE COMPANY

                                 and

               Valley Forge Life Insurance Company
                 Variable Life Separate Account

                   Prospectus Supplement Dated October 1, 2007

The following section regarding the Company in your Prospectus is supplemented by the disclosure provided herein: The Company.

All references in the Prospectus to "We," "Us," "Our," "VFL" or the "Company" now refer to Reassure America Life Insurance Company.

In addition, the following sections in the Prospectus are amended as follows.

1. The following replaces the information in the Prospectus about
    Valley Forge Life Insurance Company.

On September 30, 2007, Valley Forge Life Insurance Company ("VFL") merged with one of its affiliates, Reassure America Life Insurance Company, with VFL surviving the merger. Immediately following the merger, VFL changed its name to Reassure America Life Insurance Company ("REASSURE" or the "Company"). REASSURE is a wholly-owned subsidiary of Swiss Re Life & Health America Inc. ("SRLHA"). SRLHA is ultimately controlled by Swiss Reinsurance Company.

The Company is an Indiana corporation principally engaged in the administration of a closed block of life and health insurance and annuities. It is licensed in the District of Columbia, Puerto Rico and all states except New York.

There have been no changes to your policy or any of your benefits as result of the merger. The policy and riders are no longer offered for sale. PHL Variable Insurance Company, pursuant to the Administrative Services Agreement between the Company and PHL Variable Insurance Company, on behalf of REASSURE, will accept any additional premium payments you wish to make and will process all transactions and claims under your policy. There have been no changes to Valley Forge Life Insurance Company Variable Life Separate Account as a result of the merger.

If you have any questions, please contact us at Phoenix VFL Variable Unit, P.O. Box 87, Hartford, CT 06142-0087, (800) 827-2621.

2. The following replaces the information contained in the Prospectus:

Financial Statements.

     We have included the audited financial statements for VFL and Reassure America Life Insurance Company. You should consider these financial statements only as bearing on the ability of the Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.

     The financial statements are provided below.


    VALLEY FORGE LIFE
    INSURANCE COMPANY

    (A WHOLLY-OWNED SUBSIDIARY OF SWISS RE
    LIFE & HEALTH AMERICA INC.)

    STATUTORY-BASIS FINANCIAL STATEMENTS
    FOR THE YEARS ENDED
    DECEMBER 31, 2006, 2005 AND 2004

VALLEY FORGE LIFE INSURANCE COMPANY
Index
--------------------------------------------------------------------------------

Report of Independent Auditors                                                1

Statutory-Basis Financial Statements and Notes                                3

Supplemental Schedule of Selected Statutory-Basis Financial Data             29

Supplemental Schedule of Investment Risks Interrogatories                    31

Summary Investment Schedule                                                  34

Note to Supplemental Schedules of Selected Statutory-Basis Financial Data    35

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of Valley Forge Life Insurance
Company:

We have audited the accompanying statutory-basis balance sheets of Valley Forge Life Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related statutory-basis statements of operations and changes in capital and surplus, and cash flows for each of the three years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for each of the three years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years then ended, on the basis of accounting described in Note 1.

Our audit was conducted for the purpose of forming an opinion on the basic statutory-basis financial statements taken as a whole. The accompanying Supplemental Schedule of Selected Statutory-Basis Financial Data, Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule of the Company as of December 31, 2006 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory-basis financial statements. The effects on the Supplemental Schedule of Selected Statutory-Basis Financial Data, Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Selected Statutory-Basis Financial Data, Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2006 and for the year then ended. The Supplemental Schedule of Selected Statutory-Basis Financial Data, Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule have been subjected to the auditing procedures applied in the audit of the basic statutory basis financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory basis financial statements taken as a whole.

April 26, 2007, except for the financial statements and disclosures for the year ended December 31, 2004, and the subsequent event discussed in Note 16, as to which the date is September 27, 2007.

VALLEY FORGE LIFE INSURANCE COMPANY
Balance Sheets (Statutory-Basis)
--------------------------------------------------------------------------------

                                                                                               DECEMBER 31,
                                                                                   ---------------------------------
                                                                                        2006               2005
                                                                                                        (RESTATED)
                                                                                   --------------    ---------------
                                                                                   (IN THOUSANDS, EXCEPT SHARE DATA)
ADMITTED ASSETS
   Bonds                                                                               $3,415,375         $3,896,623
   Preferred stocks                                                                       106,351              9,908
   Common stocks                                                                               55                 33
   Mortgage loans                                                                           1,561              1,601
   Real estate                                                                                  -             14,298
   Cash (including short-term investments of $304,346 and $36,103, respectively)          273,722             29,413
   Policy loans                                                                           201,420            206,203
   Other invested assets                                                                   21,161             13,051
                                                                                       ----------         ----------
CASH AND INVESTED ASSETS                                                                4,019,645          4,171,130
   Accrued investment income                                                               37,293             45,838
   Premiums and considerations due and uncollected                                        (53,586)           (46,851)
   Amounts due from reinsurers                                                             74,264             78,872
   Net deferred federal income tax asset                                                   26,213             27,606
   Receivables from affiliates                                                                  -              2,807
   Other admitted assets                                                                    2,275             15,916
   Separate account assets                                                                358,190            457,099
                                                                                       ----------         ----------
TOTAL ADMITTED ASSETS                                                                  $4,464,294         $4,752,417
                                                                                       ==========         ==========
LIABILITIES
   Aggregate reserves for life, accident and health and annuity contracts              $2,389,524         $2,500,992
   Policy claims and benefits on life and accident and health contracts                    58,175             65,274
   Liability for deposit-type contracts                                                   131,806            152,808
   Other contract liabilities                                                              60,766             12,848
   Interest maintenance reserve                                                            69,592             75,346
   Federal income taxes payable                                                            60,406             36,598
   Commissions payable and expense allowances on reinsurance assumed                        2,886              2,207
   Funds held under reinsurance treaties with affiliates                                  819,627            843,556
   Due from separate accounts                                                              (6,856)            (7,577)
   Accounts payable and accrued expenses                                                   18,749             17,167
   Payable to affiliates                                                                    6,129                  -
   Asset valuation reserve                                                                 16,371             19,634
   Other liabilities                                                                       17,726             40,032
   Separate account liabilities                                                           358,190            457,099
                                                                                       ----------         ----------
TOTAL LIABILITIES                                                                      $4,003,091         $4,215,984
                                                                                       ----------         ----------
CAPITAL AND SURPLUS
   Common stock - par value $50 per share: authorized 200,000
     shares; issued and outstanding, 50,000 shares                                          2,500              2,500
   Gross paid-in and contributed capital                                                  303,641            375,658
   Unassigned surplus                                                                     155,062            158,275
                                                                                       ----------         ----------
TOTAL CAPITAL AND SURPLUS                                                                 461,203            536,433
                                                                                       ----------         ----------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                                 $4,464,294         $4,752,417
                                                                                       ==========         ==========

The accompanying notes are an integral component of the financial statements   3

VALLEY FORGE LIFE INSURANCE COMPANY
Statements of Operations and Changes in Capital and Surplus (Statutory-Basis)
-----------------------------------------------------------------------------


                                                                                           YEARS ENDED DECEMBER 31,
                                                                                   -------------------------------------
                                                                                      2006         2005         2004
                                                                                                (RESTATED)    (RESTATED)
                                                                                   ---------  --------------  ----------
                                                                                              (IN THOUSANDS)
REVENUES
   Premiums and annuity considerations                                             $ 284,762    $  274,905    $  362,593
   Net investment income                                                             236,001       250,795       253,087
   Amortization of interest maintenance reserve                                        9,963        10,666        10,061
   Commissions and expense allowances on reinsurance ceded                            84,724        76,265       237,999
   Reserve adjustments on modified coinsurance, net                                  (14,974)      (16,176)      (18,712)
   Other revenues                                                                      4,505         2,224        40,107
                                                                                   ---------    ----------    ----------
TOTAL REVENUES                                                                       604,981       598,679       885,135
                                                                                   ---------    ----------    ----------
BENEFITS AND EXPENSES
   Policy claims and benefits                                                        388,062       401,400       467,593
   Decrease in aggregate reserves for life and accident and health contracts        (111,468)      (97,923)      655,118
   Reserve transfers deduction                                                             -             -      (664,019)
   Commissions and expense allowances                                                 14,071        18,203        59,285
   General insurance expenses and taxes, licenses and fees                            46,658        95,017       124,288
   Due from separate accounts                                                        (18,696)      (20,040)      (22,893)
   Other expenses                                                                     (1,112)        1,122        (7,248)
   Interest on funds withheld for reinsurers                                          58,543        40,995        19,206
                                                                                   ---------    ----------    ----------
TOTAL BENEFITS AND EXPENSES                                                          376,058       438,774       631,330
                                                                                   ---------    ----------    ----------
   Gain from operations before dividends to policyholders, federal
      income taxes, and net realized capital gains                                   228,923       159,905       253,805
   Dividends to policyholders                                                          7,762         6,219         6,114
                                                                                   ---------    ----------    ----------
   OPERATING INCOME BEFORE INCOME TAXES AND NET REALIZED CAPITAL GAINS               221,161       153,686       247,691
   Federal income tax (benefit) expense on operations                                 61,444       (14,825)      383,136
                                                                                   ---------    ----------    ----------
   GAIN (LOSS) FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAINS                     159,717       168,511      (135,445)
   Net realized capital gains, less federal income tax losses of $(187), $(6,189) and $(7,114), respectively, and excluding net gains (losses) of $(4,208), $27,002 and $10,259,
      respectively, transferred to the interest maintenance reserve                    1,355        19,056         2,132
                                                                                   ---------    ----------    ----------
NET INCOME (LOSS)                                                                    161,072       187,567      (133,313)
OTHER CHANGES IN CAPITAL AND SURPLUS
   Change in net unrealized capital gains                                                333         2,036           691
   Change in net deferred income tax                                                  (8,339)      (97,983)      215,551
   Change in non-admitted assets                                                       6,981       103,789      (193,202)
   Change in liability for reinsurance in unauthorized companies                      19,894       (19,506)       (7,812)
   Change in asset valuation reserve                                                   3,263        (3,628)       (8,725)
   Change in capitalized ceding commissions                                          (11,134)         (920)      203,338
   Dividend to parent                                                               (247,300)     (363,100)      316,809
                                                                                   ---------    ----------    ----------
NET INCOME (LOSS) AND OTHER CHANGES IN CAPITAL AND SURPLUS                           (75,230)     (191,745)      393,337
Capital and surplus, beginning of year                                               536,433       728,178       334,841
                                                                                   ---------    ----------    ----------
CAPITAL AND SURPLUS, END OF YEAR                                                   $ 461,203    $  536,433    $  728,178
                                                                                   =========    ==========    ==========

The accompanying notes are an integral component of the financial statements   4

VALLEY FORGE LIFE INSURANCE COMPANY
Statements of Cash Flows (Statutory-Basis)
--------------------------------------------------------------------------------

                                                                                          YEARS ENDED DECEMBER 31,
                                                                                 ------------------------------------------
                                                                                     2006          2005           2004
                                                                                                (RESTATED)      (RESTATED)
                                                                                 -----------  -------------    ------------
                                                                                              (IN THOUSANDS)
CASH FROM OPERATIONS
   Premiums collected, net of reinsurance                                        $   284,712     $  308,033     $   395,910
   Net investment income                                                             207,636        232,809         214,976
   Miscellaneous income                                                               63,341         45,313         279,139
   Benefits and loss related payments                                               (360,726)      (377,310)       (510,518)
   Net transfer to separate accounts                                                  19,417         20,415          20,680
   Commissions, expense paid and other deductions                                   (111,096)      (166,479)        557,701
   Dividends paid to policyholders                                                    (5,923)        (6,369)         (3,794)
   Federal income taxes paid                                                         (39,902)       (24,387)       (331,214)
                                                                                 -----------     ----------     -----------
NET CASH PROVIDED BY OPERATIONS                                                       57,459         32,025         622,880
                                                                                 -----------     ----------     -----------
CASH FROM INVESTING ACTIVITIES
   Proceeds from investments sold, matured or repaid
      Bonds                                                                        1,331,783      1,033,298       1,069,909
      Stocks                                                                           6,630          1,228          14,479
      Mortgage loans                                                                      40             46              42
      Real estate                                                                     17,973              -               -
      Other invested assets                                                            3,588          4,302           4,941
      Net gains on short term investments                                              2,493              -              (5)
                                                                                 -----------     ----------     -----------
   Total investment proceeds                                                       1,362,507      1,038,874       1,089,366
                                                                                 -----------     ----------     -----------
   Cost of investments acquired:
      Bonds                                                                         (908,297)      (860,896)     (2,946,211)
      Stocks                                                                             (66)           (30)         (9,923)
      Real estate                                                                          -              -         (14,920)
      Other invested assets                                                          (13,420)        (2,595)           (162)
      Miscellaneous applications                                                           -           (186)         (1,058)
                                                                                 -----------     ----------     -----------
   Total cost of investment acquired                                                (921,783)      (863,707)     (2,972,274)
      Decrease in contract loans                                                       4,699          3,313          13,278
                                                                                 -----------     ----------     -----------
NET CASH PROVIDED BY (USED IN) INVESTMENTS                                           445,423        178,480      (1,869,630)
                                                                                 -----------     ----------     -----------
CASH FROM FINANCING AND MISCELLANEOUS SOURCES
   Dividend to parent                                                               (247,300)      (363,100)              -
   Capital contributions                                                                   -              -         316,809
   Net deposits on deposit-type contracts and
      other insurance liabilities                                                    (21,002)        89,282              50
   Other sources, net                                                                  9,729        (11,830)        919,347
                                                                                 -----------     ----------     -----------
NET CASH PROVIDED BY (USED IN) FINANCING AND MISCELLANEOUS SOURCES                  (258,573)      (285,648)      1,236,206
                                                                                 -----------     ----------     -----------
Net increase (decrease) in cash and short-term investments                           244,309        (75,143)        (10,544)
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR                                    29,413        104,556         115,101
                                                                                 -----------     ----------     -----------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR                                      $  273,722     $   29,413     $   104,557
                                                                                  ==========     ==========     ===========

The accompanying notes are an integral component of the financial statements   5

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION AND NATURE OF BUSINESS

   ORGANIZATION

   Valley Forge Life Insurance Company, ("VFL" or the "Company"), an Indiana domiciled insurance company, is a wholly-owned subsidiary of Swiss Re Life & Health America Inc. (the "Parent" or "SRLHA"), which in turn is a wholly-owned indirect subsidiary of Swiss Reinsurance Company of Zurich, Switzerland ("Swiss Re" or "SRZ").

   On February 5, 2004, SRLHA announced the acquisition of CNA Financial Corporation's ("CNAF") individual life insurance and annuity business, including VFL. As a result of the acquisition, effective March 6, 2004, VFL ceased accepting new policy applications.

   On April 30, 2004, SRLHA closed on the purchase of VFL from CNAF. The final adjusted purchase price was $629,673, which included an operations facility in Nashville. Concurrent with the purchase, the Company ceded 100% of its Long Term Care ("LTC") exposure to Continental Casualty Company ("CCC").

   Prior to the acquisition, the Company was a Pennsylvania domiciled insurance company and a wholly-owned subsidiary of Continental Assurance Company ("CAC") which is wholly owned by CCC. CCC is wholly-owned by The
   Continental Corporation ("TCC"). TCC is wholly-owned by CNAF. Loews Corporation ("Loews") owned approximately 90% of the outstanding common stock of CNAF at December 31, 2003.

   Effective December 29, 2004, the Company redomesticated to the State of Indiana.

   On September 30, 2006, Sage Life Assurance of America, Inc. ("Sage Life"), an affiliate, was merged with and into the Company. The transaction was accounted for as a statutory merger. All Sage Life shares of capital stock were cancelled and ceased to exist. No consideration of any kind was given to shareholders of Sage Life.

   On December 28, 2006, Southwestern Life Insurance Company ("Southwestern Life" or "SWL"), an affiliate, was merged with and into the Company. The transaction was accounted for as a statutory merger. All Southwestern Life shares of capital stock were cancelled and ceased to exist. No consideration of any kind was given to shareholders of Southwestern Life.

   The prior years information in this statement has been restated to reflect both mergers.

   As successor by merger to Sage Life, the Company has a wholly-owned subsidiary, SL Distributors, Inc. ("SLD"), which is a registered broker-dealer and the principal underwriter of the Sage Life and Southwestern Life variable contracts and related separate accounts of the Company. The Company will maintain capital in SLD at a level required to satisfy the net capital requirements, as prescribed by the rules of the United States Securities & Exchange Commission and the National Association of Securities Dealers, currently $5 for a limited purpose broker-dealer.

   In August 2006, the Company contributed capital of $50 to SLD. In December 2005 and May 2004, respectively, the Company (as successor by merger to Sage
   Life) contributed capital of $30 and $15 to SLD.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   BUSINESS

   The Company is authorized to transact business in the District of Columbia, Puerto Rico and all states except New York.

   Consistent with SRLHA's Administrative Reinsurance ("Admin Re(SM)") business model, which involves the acquisition of blocks of life insurance policies or other insurance companies, VFL ceased writing new business at the date of acquisition by SRLHA and has outsourced all of the policy administration functions to a third party administrator ("TPA"). Prior to ceasing writing new business, the Company provided financial protection to individuals through a full product line of term life insurance, universal life insurance, annuities and other products. During 2005, the Company completed a system conversion of its policy administration from those systems of its former parent, to those of a TPA. Effective October 1, 2005, the TPA commenced administrative operations in the Nashville, TN facility formerly owned by VFL. In addition, the TPA hired a significant portion of employees that were formerly staff of VFL to perform such administrative functions. Effective December 31, 2005, the Company no longer has direct employees.

   BASIS OF PRESENTATION

   The accompanying financial statements of the Company have been prepared in accordance with the accounting practices prescribed or permitted by the Indiana Department of Insurance (the "Department").

   Pursuant to Indiana Insurance Law, the Department recognizes as "prescribed" practices the codified Statements of Statutory Accounting Principles ("SSAP") incorporated into the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual.

   "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

   ESTIMATES, RISK AND UNCERTAINTIES

   The preparation of financial statements requires the use of estimates and assumptions developed by management. Any adjustments to reported bases of assets or liabilities resulting from changes in estimates are recognized in the period the estimates are revised.

   Mortality experience is a significant factor in the determination of the results of operations. This factor is generally predictable over time but is subject to fluctuations from year to year. A significant fluctuation from year to year could adversely affect the Company's results of operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Statutory accounting practices followed by the Company differ from accounting principles generally accepted in the United States of America ("GAAP"). The more significant variances from GAAP are as follows:

   Investments: The reported values of bonds and stocks are determined in accordance with methods prescribed by the NAIC. Bonds are stated principally at amortized cost using the interest method. Preferred stocks are reported at cost or amortized cost. Non-affiliated common stocks are reported at fair value as determined by the Securities Valuation Office ("SVO") of the NAIC. Changes between cost and admitted invested asset amounts, net of

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   tax, are credited or charged directly to unassigned surplus as unrealized gains or losses. For GAAP, the Company's fixed maturity investments are classified as either available-for-sale or trading. All the fixed maturity investments are reported at fair value. The changes in fair value for investments classified as available-for-sale are reported, net of tax, as a separate component of other comprehensive income and changes in investments classified as trading are reported as a separate component of net income.

   Mortgage loans on real estate are stated at their aggregate unpaid principal balance, less allowance for impairment. Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. All-risk or multi-peril insurance coverage containing a mortgage loss payable clause in favor of the Company is required on all properties covered by mortgage loans for no less than the value of the mortgage loan. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts due (both principal and interest) according to the contractual terms of the loan agreement.

   For statutory reporting, an asset valuation reserve ("AVR"), which represents a provision for fluctuations in the value of invested assets as determined by an NAIC prescribed formula, is reported as a liability. Changes in the liability are credited or charged directly to unassigned surplus. An AVR is not recognized for GAAP.

   Under a formula prescribed by the NAIC, the Company defers in an interest maintenance reserve ("IMR") the portion of realized capital gains and losses, net of taxes, attributable to changes in the general level of interest rates and amortizes these deferred amounts over the remaining period to maturity of the securities sold using the NAIC Grouped Method. Realized capital gains and losses, net of taxes and transfers to the IMR, are reported as a separate component of income. For GAAP, realized capital gains and losses are included in income as a component of revenue when the related securities are sold or called. Under both statutory accounting and GAAP, when a decline in fair value is determined to be other than temporary, realized losses are recorded in the statement of operations.

   Policy Acquisition Costs: For statutory accounting, costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy-related revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For annuity and universal life insurance, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from investment income, mortality and expense margins.

   Non-admitted Assets: Certain assets, designated as "non-admitted", are excluded from the balance sheet and charged directly to unassigned surplus. These assets are principally deferred federal income tax assets and agents' debit balances. Such amounts are included in total assets under GAAP to the extent realizable.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   Aggregate Reserves for Life and Accident and Health Contracts: The aggregate reserves for life and accident and health insurance contracts are based on statutorily prescribed mortality, morbidity and interest assumptions, rather than on the mortality, morbidity, interest and withdrawal assumptions anticipated by the Company when the policies were issued, as would be required under GAAP.

   Under statutory accounting, additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

   Universal Life and Annuities: Revenues from universal life insurance and annuity contracts consist of premiums. Benefits consist of mortality, surrenders and changes in the policy reserves. For GAAP, premiums in excess of policy fees and charges are not recorded as revenues but are credited to a fund balance liability. Benefits consist of interest credited to the fund balance and mortality in excess of the fund balance.

   Modified Coinsurance: Reserves ceded under modified coinsurance agreements are retained by the ceding companies. For GAAP, the Company records separate payables and receivables for the ceded modified coinsurance contracts.

   Reinsurance Assumed: For statutory accounting, the assets transferred relating to the reinsurance of inforce blocks of business are recorded as a component of premiums and annuity considerations in the statement of operations with a corresponding increase in the aggregate reserves for life and accident and health contracts. Under GAAP, the related asset and liability transfers are recorded in the balance sheet only.

   Reinsurance Ceded: For statutory accounting, a liability is provided for unsecured reinsurance ceded to unauthorized companies and changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established with a charge to earnings.

   Under statutory accounting, any increase in surplus, net of federal income taxes, resulting from the reinsurance of life and accident and health inforce business is deferred and credited directly to unassigned surplus and recognized in commissions and expense allowances on reinsurance ceded as earnings emerge from the underlying business. Under GAAP, gains from the reinsurance of inforce blocks of business are deferred and amortized into income over the settlement period of the liabilities assumed.

   Certain policy-related assets and liabilities are reported net of reinsurance ceded. Such netting is not permitted under GAAP unless a legal right of offset exists.

   Federal Income Taxes: Deferred federal income taxes are provided to reflect the net tax effects of temporary differences between the carrying amounts of statutory-basis assets and liabilities and the amounts used for federal income tax purposes. The change in net deferred taxes is charged or credited to unassigned surplus. Deferred tax assets in excess of certain defined limitations are excluded from the balance sheet and charged to surplus as a non-admitted asset. Under GAAP, deferred federal income taxes reflect the net tax effect of temporary differences between the carrying amounts of GAAP basis assets and liabilities and the amounts used for federal income tax purposes. The change in net deferred taxes, excluding the amount related to other comprehensive income, is a component of net income. A valuation allowance is established for deferred tax assets not expected to be realized.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   Other significant accounting policies include the following:

   Life premiums and annuity considerations are recognized as revenue when due. On Universal Life-type insurance policies and annuities with life contingencies, premiums and considerations are recognized when collected. Deposits on deposit-type contracts are recorded directly as a liability when received.

   Realized gains and losses from sales of investments are determined using the specific identification basis. The Company performs a periodic review of its investment portfolio to determine if there has been an other-than-temporary decline in the fair value of any individual securities. The Company considers numerous factors in evaluating each security, including the length of time and the extent to which the fair value has been less than cost, the financial condition and short term prospects of the issuer and the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value. If the Company determines that the decline in fair value below cost is other-than-temporary, the cost basis of the investment is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss.

   Bonds are carried at amortized cost. Premiums and discounts on bonds are amortized or accreted to investment income using the interest method over the contractual lives of the bonds taking into consideration call provisions, or in the case of mortgage and asset backed bonds, over the estimated life of the bond based upon anticipated prepayments at the date of purchase. Prepayment assumptions for mortgage-backed and structured securities are obtained from independent financial services and are applied monthly. Significant changes in prepayment assumptions are accounted for using the retrospective adjustment method, based upon prepayment assumptions obtained from external pricing services, which are consistent with the current interest rate and economic environment. An internal matrix is used to value non-public issues.

   Redeemable preferred stocks, which have characteristics of debt securities and are rated as high quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Securities, whose proceeds are accorded some degree of equity treatment by one or more of the nationally recognized statistical rating organizations and/or which are recognized as regulatory capital by the issuers' primary regulatory authority, are considered hybrid securities or capital securities. Effective December 2006, these securities are reported as preferred stock and are reported at amortized cost if rated by the NAIC as high quality or better. All other hybrid securities are reported at the lower of cost, amortized cost or fair value. Non-redeemable preferred stocks are reported at fair value or lower of cost of fair value as determined by the SVO and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

   The Company does not customarily invest in real estate. However, in conjunction with SRLHA's purchase of VFL in 2004, the Company purchased a building and the adjacent property, for $14,920. The building and property were sold in April 2006 resulting in a realized gain of $3,053. Depreciation expense charged to operations in 2006, 2005 and 2004 was $93, $363 and $259, respectively.

   Contract loans are reported at unpaid principal balances.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   Cash includes cash on deposit and cash equivalents, which are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

   Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

   Separate Account Business - The Company maintains deferred variable annuities and variable universal life contracts. The separate account assets are reported at fair value. The assets and liabilities for these products are almost entirely in the separate accounts of the Company, which are legally segregated and recorded in the accompanying statutory-basis statements of admitted assets, liabilities, capital and surplus as assets and liabilities of the separate accounts. Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment experience of the separate account is credited directly to the contract holder and can be positive or negative. Mortality, policy administration and surrender charges to all separate accounts are included in revenue in the statutory-basis statements of operations.

   Policy claims and benefits include amounts determined for reported claims and estimates of incurred but not reported claims developed on the basis of past experience. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

   Certain prior-year amounts in the accompanying financial statements and footnotes have been reclassified to conform with the current year presentation.

3. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The fair values of investments in bonds and preferred stocks, presented in Note 5, are based on quoted market prices, where available.
   For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. For common stock that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

   All other financial instruments are carried at amounts which approximate fair value, except insurance contracts, which are exempt from fair value disclosure requirements.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

4. MERGERS, ACQUISITIONS AND REINSURANCE ASSUMED TRANSACTIONS

   On December 28, 2006, Southwestern Life was merged with and into the Company. The transaction was accounted for as a statutory merger. All Southwestern Life shares of capital stock were cancelled and cease to exist. No consideration of any kind was given to shareholders of Southwestern Life.

   Pre-merger, separate company revenue and net income for the period ended December 28, 2006 were $184,184 and $15,360, respectively for Southwestern Life, and $420,797 and $145,712, respectively for the Company.

   On September 30, 2006, Sage Life was merged with and into the Company. The transaction was accounted for as a statutory merger. All Sage Life shares of capital stock were cancelled and ceased to exist. No consideration of any kind was given to shareholders of Sage Life.

   Pre-merger, separate company revenue and net income for the period ended September 30, 2006 were $(9,967) and $7,725, respectively for Sage Life, and $318,655 and $66,350, respectively for the Company.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

5. INVESTED ASSETS

   The following tables present the book/adjusted carrying values, gross unrealized gains and losses and estimated fair values of investments in bonds and preferred stocks at December 31, 2006 and 2005:


                                                                     BOOK/          GROSS       GROSS
                                                                   ADJUSTED       UNREALIZED  UNREALIZED      FAIR
                                                                CARRYING VALUE      GAINS       LOSSES        VALUE
                                                                --------------    ----------------------   ----------
DECEMBER 31 , 2006
U.S. Government obligations                                        $  870,562     $ 24,300     $ 9,399     $  885,463
Political subdivisions of states, territories, possessions              5,000            -         208          4,792
All other Governments                                                  28,536        1,631         221         29,946
States, territories, and possessions                                    8,350        1,486           -          9,836
Special revenue and assessment                                         18,759        1,796           9         20,546
Public utilities                                                      145,159        3,983       2,801        146,341
Industrial and miscellaneous                                        1,329,358       54,532      16,907      1,366,983
Credit tenant loans                                                    32,704        1,569           -         34,273
Mortgage asset-backed securities                                      976,947       10,824      17,109        970,662
                                                                   ----------     --------     -------     ----------
   TOTAL BONDS                                                     $3,415,375     $100,121     $46,654     $3,468,842
                                                                   ==========     ========     =======     ==========

PREFERRED STOCKS - UNAFFILIATED                                    $  106,352     $  8,345     $   511     $  114,186
                                                                   ==========     ========     =======     ==========
DECEMBER 31 , 2005 (RESTATED)
U.S. Government obligations                                        $  649,581     $ 46,483     $ 3,746     $  692,318
Political subdivisions of states, territories, possessions              5,000            -          61          4,939
All other Governments                                                  99,272        7,108         226        106,154
States, territories, and possessions                                   11,848        1,760           -         13,608
Special revenue and assessment                                         19,013        2,405          16         21,402
Public utilities                                                      184,593        8,325       1,091        191,827
Industrial and miscellaneous                                        1,979,780      107,387      19,459      2,067,708
Credit tenant loans                                                    24,205          355           -         24,560
Mortgage asset-backed securities                                      923,332       13,384      15,278        921,438
                                                                   ----------     --------     -------     ----------
   TOTAL BONDS                                                     $3,896,624     $187,207     $39,877     $4,043,954
                                                                   ==========     ========     =======     ==========

PREFERRED STOCKS - UNAFFILIATED                                    $    9,908     $  3,023     $     -     $   12,931
                                                                   ==========     ========     =======     ==========

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   The following table presents gross unrealized losses and fair values, aggregated by investment category and length of time, for securities with unrealized losses, at December 31, 2006 and 2005.


                                                         LESS THAN TWELVE MONTHS  TWELVE MONTHS OR MORE          TOTAL
                                                         -----------------------  ---------------------    --------------------
                                                                       GROSS                   GROSS                   GROSS
                                                             FAIR    UNREALIZED      FAIR    UNREALIZED      FAIR    UNREALIZED
                                                             VALUE     LOSSES        VALUE     LOSSES        VALUE     LOSSES
                                                         -----------------------  ---------------------    --------------------
DECEMBER 31, 2006
U.S. Government obligations                                $  397,841   $ 4,939     $116,143   $ 4,459     $  513,984   $ 9,398
Political subdivisions of states, territories,
   possessions                                                      -         -        4,792       208          4,792       208
All other Governments                                           8,393        86        4,836       135         13,229       221
Special revenue and assessment                                      -         -          844         9            844         9
Public utilities                                               29,817     1,011       29,095     1,790         58,912     2,801
Industrial and miscellaneous                                  222,100     4,091      354,542    12,817        576,642    16,908
Mortgage and asset-backed securities                          255,505     2,725      334,181    14,384        589,686    17,109
                                                           --------------------     ------------------     --------------------
Total bonds                                                $  913,656   $12,852     $844,433   $33,802     $1,758,089   $46,654
                                                           ====================     ==================     ====================

PREFERRED STOCKS - UNAFFILIATED                            $   29,337   $   457     $  6,651   $    54     $   35,988   $   511
                                                           ====================     ==================     ====================
DECEMBER 2005 (RESTATED)
U.S. Government obligations                                $  138,539   $ 3,144     $ 10,270   $   602     $  148,809   $ 3,746
Political subdivisions of states, territories,
   possessions                                                  4,939        61            -         -          4,939        61
All other Governments                                          21,071       225            -         -         21,071       225
Special revenue and assessment                                    848        16            -         -            848        16
Public utilities                                               45,496       884        7,327       208         52,823     1,092
Industrial and miscellaneous                                  519,195    14,648       83,226     4,811        602,421    19,459
Credit tenant loans                                                 -         -            -         -              -         -
Mortgage and asset-backed securities                          449,859    11,397       83,855     3,881        533,714    15,278
                                                           --------------------     ------------------     --------------------

Total bonds                                                $1,179,947   $30,375     $184,678   $ 9,502     $1,364,625   $39,877
                                                           ====================     ==================     ====================

   At December 31, 2006, the Company held one hundred and ninety seven fixed maturity securities with gross unrealized losses of $33,802 that had been in an unrealized loss position for 12 months or more. Based on an evaluation by the Company (refer to Note 2 for a description of factors considered), such securities were not considered to be other-than-temporarily impaired.

   At December 31, 2006, the contractual maturities of investments in bonds are as follows:

                                                         BOOK/ADJUSTED
                                                        CARRYING VALUE       FAIR VALUE
                                                        --------------      -----------
Due in one year or less                                   $   25,011         $   25,085
Due after one year through five years                        334,639            342,882
Due after five years through ten years                       398,124            399,264
Due after ten years                                        1,680,654          1,730,949
Mortgage and asset-backed securities                         976,947            970,662
                                                          ----------         ----------
   Total                                                  $3,415,375         $3,468,842
                                                          ----------         ----------

   Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   Major sources and related amounts of net investment income are as follows:

                                                       2006          2005          2004
                                                                  (RESTATED)    (RESTATED)
                                                     --------     ----------    ----------
Bonds                                                $212,305      $240,920      $220,462
Preferred stocks                                        8,131           935         1,091
Mortgage loans                                            109            93           164
Contract loans                                         13,488        13,283        14,208
Cash and short-term investments                         6,896         2,560         2,084
Other invested assets                                   1,380         2,043        21,788
                                                     --------      --------      --------
GROSS INVESTMENT INCOME                               242,309       259,834       259,797
Less: Investment expenses                               6,308         9,040         6,710
                                                     --------      --------      --------
NET INVESTMENT INCOME                                $236,001      $250,794      $253,087
                                                     ========      ========      ========

   Realized capital gains and losses and proceeds from sales of investments in bonds, excluding calls and maturities and before transfer of certain net gains to the IMR, consist of the following:

                                                      2006          2005         2004
                                                                 (RESTATED)   (RESTATED)
                                                   ----------    ----------   ----------
Realized gains                                     $   21,650     $ 49,468     $ 24,524
Realized losses                                       (15,932)      (7,800)      (7,897)
                                                   ----------     --------     --------
NET REALIZED GAINS FROM SALES OF BONDS             $    5,718     $ 41,668     $ 16,627
                                                   ==========     ========     ========
PROCEEDS FROM SALES OF BONDS                       $1,182,839     $847,480     $800,846
                                                   ==========     ========     ========

   Realized capital losses include $2,582, $1,400 and $734 in write downs for securities that experienced an other-than-temporary decline in value in 2006, 2005 and 2004, respectively.

   The Company is a participant in the Swiss Re Money Market Fund ("SRMMF") governed by an agreement among affiliates whereby participants pool funds and invest primarily in liquid short-term investments. Each participant owns shares in the fund that are carried at a net asset value of $1 per share. Swiss Re Asset Management (Americas) Inc. ("SRAM"), an affiliated entity, is the investment manager of the account and provides related accounting services. At December 31, 2006 and 2005, the Company had $284,794 and $35,862, respectively, invested in SRMMF.

   At December 31, 2006 and 2005, cash and securities with carrying values of approximately $91,808 and $7,114, respectively were on deposit with regulatory authorities to meet statutory requirements.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

6. LIFE PREMIUMS AND ANNUITY CONSIDERATIONS DUE AND UNCOLLECTED

   The following table reflects due and uncollected life insurance premiums and annuity considerations as of December 31, 2006:

                                                       NET OF
                                           GROSS       LOADING
                                         --------     --------
Ordinary life (renewal business)         $(40,351)    $(37,146)
Ordinary life (new business)                    4            2
Group life (renewal business)             (16,393)     (16,393)
                                         --------     --------
   TOTAL                                 $(56,740)    $(53,537)
                                         ========     ========

7. AGGREGATE RESERVES FOR LIFE AND ACCIDENT AND HEALTH CONTRACTS

   Reserves for life policies are generally computed on the net level premium method, Commissioners' Reserve Valuation Method ("CRVM"), while reserves for accident and health contracts are generally computed on the two-year preliminary term method. The reserves are based on statutory mortality, morbidity and interest assumptions without consideration of withdrawals, except for individual Long Term Care, which beginning with 1998 issues do anticipate lapse and withdrawal activity. Accident and health reserves are generally calculated at an interest rate of 4.5% using the 1985 National Nursing Home Survey. Life policy reserves are principally determined by using the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality ("CSO") tables with valuation interest rates ranging from 2.5% to 6.0%.

   Reserves for individual and group annuity contracts are based principally on 1971 and 1983 Individual and Group Annuity Mortality tables with assumed interest rates ranging from 2.5% to 13.25%.

   Policy reserves for deferred annuity contracts are calculated using the Commissioners' Annuity Reserve Valuation Method ("CARVM") with interest rates ranging from 3.5% to 10.0%. Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. The tabular interest on funds not involving life contingencies has been calculated as the product of the valuation rate of interest times the average daily outstanding deposit fund liability.

   The Company waives deduction of deferred fractional premiums upon deaths of insureds and returns any portion of the final premium beyond the date of death. A reserve is held where a surrender value is promised in excess of the legally computed reserves, if any.

   Extra premiums are charged for policies covering substandard lives. Mean reserves for substandard policies with flat extra charges are determined by computing the regular mean reserve and adding one-half (1/2) of the extra premium charge for the year. Mean reserves for table related substandard policies are based on appropriate multiples of standard rates of mortality.

   At December 31, 2006 the Company had $9,486,388 of insurance inforce for which the maximum gross premiums are less than the net premiums, according to the standard of valuation set by the Department. Premium deficiency reserves, for the above insurance totaled $52,467 at December 31, 2006. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   The following table reflects withdrawal characteristics of annuity reserves and deposit fund liabilities at December 31, 2006:

                                                               AMOUNT   % OF TOTAL
                                                              --------  ----------
Subject to discretionary withdrawal - with adjustment:         $51,147      6.7%
   - at book value less surrender charge of 5% or more           5,652      0.8%
   - at fair value                                             276,682     36.5%
                                                              --------    -----
     SUBTOTAL                                                  333,481     44.0%
                                                              --------    -----
Subject to discretionary withdrawal - without adjustment:
   - at book value (minimal or no charge or adjustment)        338,787     44.6%
Not subject to discretionary withdrawal                         86,781     11.4%
                                                              --------    -----
     TOTAL (GROSS)                                             759,049    100.0%
                                                              --------    -----
Reinsurance ceded                                              187,157
                                                              --------
NET ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES             $571,892
                                                              ========

8. FEDERAL INCOME TAXES

   The components of the net deferred tax asset ("DTA") at December 31, 2006 and 2005 are as follows:

                                                            DECEMBER 31,
                                                       ---------------------
                                                          2006       2005
                                                                  (RESTATED)
                                                       ---------  ----------
Total gross DTAs                                       $ 241,759   $ 238,173
Total deferred tax liabilities ("DTL")                   (16,792)     (4,643)
                                                       ---------   ---------
Net DTA                                                  224,967     233,530
Non-admitted DTA                                        (198,754)   (205,924)
                                                       ---------   ---------
Net admitted DTA                                       $  26,213   $  27,606
                                                       =========   =========
(Decrease) in nonadmitted DTA                          $  (7,170)
                                                       =========

   At December 31, 2005, the Company had a balance of $1,188 in the policyholder surplus account ("PSA") for which a deferred tax liability has not been recorded. The American Jobs Creation Act of 2004 suspended taxation of distributions from the PSA for taxable years 2005 and 2006.

   Current federal income taxes incurred consists of the following major components:


                                                               YEAR ENDED DECEMBER  31,
                                                         ----------------------------------
                                                           2006        2005         2004
                                                                    (RESTATED)   (RESTATED)
                                                         -------    ----------   ----------
Current year expense                                     $52,949     $ 19,098     $389,969
Prior year return to provision adjustment                  8,308      (40,112)         281
                                                         -------     --------     --------
Federal income taxes expense (benefit)                   $61,257     $(21,014)    $390,250
                                                         =======     ========     ========

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   The components of DTAs and DTLs and changes therein are as follows:

                                                               DECEMBER 31,
                                                   -----------------------------------
                                                     2006         2005        CHANGE
                                                               (RESTATED)
                                                   ---------   ----------    ---------
DTAs resulting from book/tax differences in:
---------------------------------------------
Invested assets                                    $  22,474    $  34,772    $ (12,298)
Deferred acquisition costs                           125,613      130,300       (4,687)
Aggregate reserves and contract liabilities           81,113       52,875       28,238
Operating loss carryforward                            1,734        5,004       (3,270)
Net capital loss carryforward                          5,079          372        4,707
Other                                                  5,746       14,850       (9,104)
                                                   ---------    ---------    ---------
Total DTAs                                           241,759      238,173        3,586
                                                   ---------    ---------    ---------
DTA non-admitted                                    (198,754)    (205,924)       7,170
                                                   ---------    ---------    ---------
DTA admitted                                          43,005       32,249       10,756
                                                   ---------    ---------    ---------
DTLs resulting from book/tax differences in:
---------------------------------------------
Premiums deferred and uncollected                    (16,792)      (3,806)     (12,986)
Other                                                      -         (837)         837
                                                   ---------    ---------    ---------
Total DTLs                                           (16,792)      (4,643)     (12,149)
                                                   ---------    ---------    ---------
Net admitted DTA                                   $  26,213    $  27,606    $  (1,393)
                                                   =========    =========    =========

   The change in net deferred income tax consists of the following:

                                                           DECEMBER 31,
                                              -----------------------------------
                                                 2006          2005         CHANGE
                                                            (RESTATED)
                                              --------      ----------    ---------
Total DTAs                                    $241,759      $238,173      $  3,586
Total DTLs                                     (16,792)       (4,643)      (12,149)
                                              --------      --------      --------
Net DTA                                       $224,967      $233,530        (8,563)
                                              ========      ========
Tax effect of unrealized gains (losses)                                        223
                                                                          --------
Change in net deferred income tax                                         $ (8,340)
                                                                          ========

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   Total statutory income taxes differ from the amount that would be obtained by applying the statutory federal income tax rate of 35% to net gain from operations and realized capital gains/(losses). Among the more significant book to tax adjustments in 2006 are the following:

                                                                               EFFECTIVE
                                                AMOUNT     TAX EFFECT AT 35%    TAX RATE
                                               ---------   -----------------   ---------
Net gain from operations                       $221,161        $77,406
Realized capital gains                            5,376          1,882
                                               --------        -------
                                                226,537         79,288           35.0%

Capitalized ceding commissions                  (11,134)        (3,897)          -1.8%
IMR amortization                                 (9,963)        (3,487)          -1.5%
Changes in surplus                                 (190)           (66)           0.0%
Prior period adjustments                         (6,391)        (2,237)          -1.0%
Other                                               (11)            (4)           0.0%
                                               --------        -------           ----
                                               $198,848        $69,597           30.7%
                                               ========        =======           ====

Federal income tax expense                                     $61,257           27.0%
Change in net deferred income taxes                              8,339            3.7%
                                                               -------           ----
Total statutory income taxes                                   $69,596           30.7%
                                                               =======           ====

   At December 31, 2006, the Company had an operating loss carryforward of $4,953 that expires in 2018 through 2020. The Company has a capital loss carryforward of $14,511 that expires in years 2007 and 2011.

   The amount of federal income taxes incurred and available for recoupment in the event of future tax losses is:

2006              $ 52,949
2005              $ 22,010
2004              $ 21,314

   The Company is included in a consolidated life insurance company federal income tax return filed by its Parent. Companies included in the consolidated return are as follows:

   o  Swiss Re Life & Health America Inc.
   o  Reassure America Life Insurance Company
   o Sage Life Assurance of America, Inc. (for the period from January 21, 2006 to the date of its merger into the Company on September 30, 2006)
   o Southwestern Life Insurance Company (for the period beginning April 1, 2004 to the date of its merger into the Company on December 28, 2006)
   o  Valley Forge Life Insurance Company
   o  Aldgate Reinsurance Company Limited
   o Atlantic International Reinsurance Company Ltd (from the date of its contribution to SRLHA on December 22, 2005)

The method of allocation among the companies is subject to a written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with credit for net losses when utilizable on a separate company basis or in consolidation.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   Intercompany balances are settled annually. At December 31, 2006 and 2005, the Company had a payable to its parent under the agreement of $60,406 and $19,098, respectively.

9. CAPITAL AND SURPLUS

   Life and health insurance companies are subject to certain risk-based capital ("RBC") requirements as specified by the NAIC. Under these requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006 the Company exceeded the minimum RBC requirements.

   Under Indiana insurance regulations, the Company is limited in the amount of dividends it may pay its shareholders. The maximum dividend is limited to the greater of the prior year's net income or 10% of the prior year's earned surplus. Extraordinary dividends above the general statutory limitations may be paid with the prior approval of the Department.

   In 2006 and 2005, after receiving approval from the Department, the Company paid cash dividends to its Parent of $220,000 and $335,000, respectively, of which $72,017 and $165,009, respectively, represented a return of capital.

   In 2006 and 2005, SWL paid cash dividends to its then Parent SRLHA of $27,300 and $28,100 respectively.

   For the years ended December 31, 2006, 2005 and 2004, respectively, the Company capitalized ceding commissions (net of taxes) of $0, $0 and $222,690 and amortized $11,135, $9,468 and $19,352, respectively, as commissions and expense allowances on reinsurance ceded in its Summary of Operations.

   The reported unassigned funds (surplus) is represented or reduced by each of the following items:

                                                        DECEMBER 31,
                                                 -------------------------
                                                   2006            2005
                                                                (RESTATED)
                                                ----------      ----------
Unrealized (losses) and gains, net of tax       $   1,811       $     104
Non-admitted asset values                        (201,861)       (208,842)
Asset valuation reserves                          (16,371)        (19,633)
Unauthorized reinsurance                              (22)        (11,368)

10. REINSURANCE

    In the normal course of business, the Company cedes to reinsurers risk that exceeds retention limits. Contracts for insurance ceded do not relieve the Company of its obligations to policyholders. The Company has not entered into any new reinsurance agreements in 2006 and 2005.

    Effective April 30, 2004, the Company entered into a funds withheld reinsurance agreement to cede certain life insurance contracts to its ultimate parent, SRZ. As a result of the agreement, the Company ceded approximately $929,100 in reserves and established a funds withheld liability. This resulted in an after tax gain of $211,900 which is deferred and is being amortized over approximately 20 years.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    Effective December 31, 2004, a reinsurance agreement with SRLHA for certain life insurance contracts was recaptured for administrative ease. Concurrently, the Company entered into a funds withheld reinsurance agreement to cede the recaptured business to ErzBB. In accordance with the terms of the agreement, the Company transferred to ErzBB approximately $111,500 of reserves and established a funds withheld liability.

    The Company's policy generally is to require collateral from those reinsurers not authorized to conduct reinsurance business in Indiana in an amount at least equal to the statutory reserves reinsured. Collateral held, in the form of letters of credit, trust agreements, funds deposited, other and miscellaneous credit balances, was $1,737,213 and $1,592,989 at December 31, 2006 and 2005, respectively.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    The Company retrocedes a substantial portion of assumed risks to SRZ, ErzBB, and SRLHA, each affiliated companies. Reinsurance ceded to affiliated and non-affiliated companies (reduced) increased amounts reported in the accompanying financial statements at December 31, 2006, 2005 and 2004, and for the years then ended, as follows:

DECEMBER 31, 2006

BALANCE SHEET                                                    AFFILIATED      NON-AFFILIATED        TOTAL
---------------------------------------------------------       ------------     --------------    ------------
Premiums due and uncollected and experience rated refunds       $   (60,297)      $   (55,223)     $  (115,520)
Aggregate reserves and contract claims liabilities               (1,158,625)       (1,946,555)      (3,105,180)
Funds held under reinsurance treaties                              (818,362)                -         (818,362)
Other amounts due from reinsurers                                    37,362            36,902           74,264
INCOME STATEMENT
---------------------------------------------------------       -----------       -----------      -----------
Premiums and annuity considerations                                (228,477)         (321,775)        (550,252)
Commissions and expense allowances on reinsurance ceded              10,770            73,954           84,724
Policy benefits and increase in reserves                            (18,727)          (26,420)         (45,147)
Interest on funds withheld for reinsurers                            58,543                 -           58,543

DECEMBER 31, 2005 (RESTATED)

BALANCE SHEET                                                    AFFILIATED      NON-AFFILIATED        TOTAL
---------------------------------------------------------       ------------     --------------    ------------
Premiums due and uncollected and experience rated refunds       $   (30,475)      $  ( 79,273)     $  (109,748)
Aggregate reserves and contract claims liabilities               (1,673,901)       (1,485,282)      (3,159,183)
Funds held under reinsurance treaties                              (841,508)                -         (841,508)
Other amounts due from reinsurers                                    14,287            42,659           56,946
INCOME STATEMENT
---------------------------------------------------------       -----------       -----------      -----------
Premiums and annuity considerations                                (244,282)         (337,337)        (581,619)
Commissions and expense allowances on reinsurance ceded               1,927            75,338           77,265
Policy benefits and increase in reserves                           (295,732)         (665,448)        (961,180)
Interest on funds withheld for reinsurers                            40,995                 -           40,995

DECEMBER 31, 2004 (RESTATED)

BALANCE SHEET                                                    AFFILIATED      NON-AFFILIATED        TOTAL
---------------------------------------------------------       ------------     --------------    ------------
Premiums due and uncollected and experience rated refunds       $         -       $   (85,996)     $   (85,996)
Aggregate reserves and contract claims liabilities               (1,062,752)       (1,128,137)      (2,190,889)
Funds held under reinsurance treaties                              (708,567)                -         (708,567)
Other amounts due from reinsurers                                        70            (1,166)          (1,096)
INCOME STATEMENT
---------------------------------------------------------       -----------       -----------      -----------
Premiums and annuity considerations                                (229,405)         (346,439)        (575,844)
Commissions and expense allowances on reinsurance ceded              23,699           214,300          237,999
Policy benefits and increase in reserves                         (1,117,537)        1,442,904          325,367
Interest on funds withheld for reinsurers                            19,206                 -           19,206

11. RELATED PARTY TRANSACTIONS

    See Note 10 for disclosures regarding the Company's reinsurance activity with affiliates.

    The Company had net amounts due to (from) affiliates of $6,130 and $(2,807) at December 31, 2006 and 2005, respectively. Settlements take place quarterly.

    SRAM, an affiliated entity, provides the Company with investment management and investment accounting services. SRAM manages the Company's portfolio of investments on behalf of and within the parameters established by the Company. The Company pays SRAM a fee for services based upon the fair value of the securities in the Company's portfolio. Fees are payable quarterly in advance and amounted to $4,901 in 2006, $3,285 in 2005 and $3,737 in 2004.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    Effective May 1, 2006, the Company became a party to a Securities Lending agreement with SRAM. Pursuant to this agreement, SRAM performs certain securities lending services for the Company for a fee. No fees were incurred for the year ended December 31, 2006.

    Effective October 1, 2006, the Company entered into an agreement with the Parent under which the Parent provides certain general management services to the Company. The Company reimburses the Parent for the cost of salaries and related benefits incurred by the Parent on behalf of the Company.
    During 2006, the Company incurred related costs of $4,455. Costs are settled quarterly.

    Prior to its acquisition by SRLHA, under a pooling agreement, the Company ceded 100% of its net business before pooling to CAC and in turn received 10% of the pooled underwriting results of CAC and the Company. CAC retained 90% of the pooled results. Effective January 1, 2004, the pooling agreement was commuted, with each company recapturing the business formerly ceded to the pool. As a result of the commutation, total assets and total liabilities each increased by approximately $1,715,000 during 2004. In conjunction with the commutation, the Company recorded a capital contribution of $311,800 from its former parent, CAC, to account for the deferred taxes associated with the transfer of the assets and liabilities during 2004. As a result, the commutation had no net impact on surplus.

    The Company (as successor by merger to Sage Life) and SLD are parties to an expense reimbursement agreement dated May 14, 2003. The expense reimbursement agreement provides that the Company shall reimburse SLD for any and all expenses it incurs in connection with acting as underwriter for the Company's variable annuity and variable life insurance products, as required under federal securities law. In 2006, the Company reimbursed SLD $136 under the expense reimbursement agreement.

12. COMMITMENTS AND CONTINGENCIES

    From time to time, legal actions against the Company have arisen in the ordinary course of its business. In the judgment of management, resolution of contingent liabilities and other matters would not have a material effect on the Company's capital and surplus.

13. BENEFIT PLANS

    DEFINED BENEFIT PLAN

    In 1978, SWL established a Post-Retirement Death Benefit Plan for certain key officers of SWL. This plan was closed to new additions in 1987. The Company (as successor by merger to SWL) is the owner and beneficiary of all policies. As of December 31, 2006 and 2005, the cash value of these policies was $1,539 and $1,504, respectively, and was recorded in other admitted assets.

    The Company (as successor by merger to SWL) has a deferred compensation plan for agents whereby agents can defer commissions and certain other payments. At December 31, 2006 and 2005, the liability for this plan was $910 and $126, respectively, and was recorded in other liabilities.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    Retirement and Profit Sharing Plan

    Prior to its acquisition, SWL had no direct employees but was party to a management and services agreement with Southwestern Financial Services Corporation ("SFSC"), an affiliated entity. Eligible employees of SFSC could elect to participate in Southwestern Life Holdings Inc.'s defined contribution 401(k) retirement plan ("SWL Holdings Plan"). Employees were eligible to participate in the plan after six months of employment in which they were credited with at least 500 hours of service. Participants could contribute from 1% to 15% of pre-tax compensation and/or from 1% to 10% of after tax compensation. Each pay period, SWL matched 50% of participants' pre-tax contributions up to 6% of the participants' compensation. If approved by the board of directors, SWL could make a discretionary profit sharing contribution annually on behalf of employees eligible to participate in the plan based on their compensation for the prior plan year. Employee contributions were fully vested at all times. The employer matching contributions made for employees who participated in the SWL Holdings Plan prior to January 1, 1998 vested at the rate of 50% per calendar year of service. The employer matching contributions made for all other participants and the employer discretionary contribution vested at the rate of 20% per year of service. All participants were fully vested at death, disability or attainment of age 65. The assets of each account were invested at the direction of the participant. Eleven funds with various investment objectives were available to the participants. Distributions were normally made in a lump sum. Participants of the SWL Holdings Plan prior to January 1, 1998 could elect to receive an annuity in various forms of payment.

    In connection with its acquisition, all employees of SFSC were terminated by August 31, 2001. The SWL Holdings Plan is an inactive plan and the Company (as successor by merger to SWL) has no financial obligation. SWL continues to administer the SWL Holding Plan. The Company did not incur any expenses related to this plan in the years ended December 31, 2006, 2005 and 2004, respectively.

    Postretirement Plan

    Employees of SFSC were eligible for postretirement life insurance and medical coverage on themselves and their covered dependents if they retired at age 55 or later with 10 years or more of service. Employees and agents of SWL who retired before January 1, 1988, their dependents and surviving spouses also have these benefits. Retirees over age 65 may elect either a Medicare exclusion plan requiring premium payments or reduce coverage under a Medicare carve-out plan with lower premiums. The expected cost of providing these benefits is accrued prior to an employee's retirement. Effective October 1, 2000, SWL closed new enrollment under the plan and the plan is only open to employees who were eligible as of October 1, 2000.

    The Company (as successor by merger to SWL) continues to administer the post-retirement plan. The post-retirement benefit liability was calculated assuming a discount rate of 5.75% and an annual trend rate in health care inflation of 9.0% pre-65 and 11.0% post-65 in 2007 grading down to 5.5% to the year 2013.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    The components of the accumulated post-retirement benefit obligation for active not eligible employees, current retirees and fully eligible or vested employees as of December 31, 2006 and 2005 allocated to the Company (as successor by merger to SWL) were as follows:

                                                                         2006        2005
                                                                       -------      -------
Accumulated benefit obligation                                         $10,400      $11,721
Less plan assets at fair value                                               -            -
                                                                       -------      -------
Accumulated benefit obligation in excess of plan assets                 10,400       11,721
Unrecognized net loss                                                   (5,582)      (7,364)
Unrecognized prior service cost                                            576          629
Fourth quarter contributions                                              (363)        (359)
                                                                       -------      -------
Post retirement benefit liability included in other liabilities        $ 5,031      $ 4,627
                                                                       =======      =======

    In determining its expense for post-retirement benefits for the year ended December 31, 2006, the Company (as successor by merger to SWL) has assumed a discount rate of 5.5%, average salary growth of 0.0% and medical expenses of 10.0% grading down to 5.5% to the year 2014. The effect of a 1% increase in the medical expense trend would be $680 on the Company's year end expected benefit obligation and would not be material for the year ended December 31, 2006.

    DEFINED CONTRIBUTION PLAN

    The Swiss Re Group U.S. Employees' Savings Plan (the "Savings Plan") is a defined contribution plan in which eligible employees may elect to participate. The Savings Plan provides for contributions by employees and matching contributions by SRLHA, subject to certain limitations. Expenses incurred in connection with the Savings Plan are allocated to the Company by the Parent in accordance with the intercompany cost sharing agreement.

    The Company established a 401K Plan in 2004. The plan was a defined contribution plan in which eligible employees of the Company could participate. The plan provided for contribution by employees in matching contributions by the Company, subject to certain limitations. Matching contributions of $1,280 and $400 were made in 2005 and 2004, respectively. There were no matching contributions in 2006 as there are no longer any employees of the Company.

14. PARTICIPATING POLICIES

    As of December 31, 2006 and 2005, the Company's participating policies represented less than 1% of total in force. Dividends are accounted for on the policy anniversary. A liability is established for dividends anticipated to be paid in the subsequent calendar year. The Company did not allocate any additional income to participating policyholders during these years.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

15. SEPARATE ACCOUNTS

    The assets of separate accounts containing variable annuities and variable universal life insurance are carried at fair value and consist primarily of mutual funds held by the Company for the benefit of contract holders. The reserves for these products consist of the fund value less a Commissioners' Annuity Reserve Valuation Method ("CARVM") (for variable annuities) or Commissioners' Reserve Valuation Method ("CRVM") (for variable life) allowance. Deposits received from, and benefits paid to, separate account contract holders are recorded as an increase in, or a direct charge to, policy reserves. Investment income and realized and unrealized capital gains and losses related to the assets which support the variable life and annuity contracts are not reflected in the Company's statutory-basis statements of operations.

    The assets of separate accounts containing market value adjusted annuities are carried at fair value. Investment income, including realized and unrealized capital gains and losses, related to the assets which support the market value adjusted annuities accrues to the Company. Investment income is recorded by the Company and reflected in the accompanying statutory-basis statements of operations in "Net transfer to (from) Separate Accounts". Liabilities for such contracts are valued using market interest rates.

    Asset-backed securities are stated at either amortized cost or the lower of amortized cost or fair value, and the securities are revalued with new prepayment assumptions using the retrospective or prospective adjustment methodologies based on the types of asset-backed securities. Fixed rate securities are revalued using the retrospective method and variable rate securities are revalued using the prospective method.

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    The following tables set forth Separate Accounts Reserves by asset valuation basis and Separate Accounts Reserves by withdrawal characteristics as of December 31, 2006 and 2005.

                                                   NONINDEXED      NONINDEXED      NONGUARANTEED
DECEMBER 31, 2006                                  GUARANTEE       GUARANTEE         SEPARATE
                                                     </= 4%           > 4%           ACCOUNTS          TOTAL
                                                   -----------------------------------------------------------
PREMIUMS, DEPOSITS AND
   OTHER CONSIDERATIONS:                             $     5         $     -         $     25         $     30
                                                   ===========================================================
RESERVES BY VALUATION BASIS:
   Fair value                                        $15,673         $36,759         $281,546         $333,978
   Amortized cost                                      3,462           5,304                -            8,766
                                                   -----------------------------------------------------------
   Total reserves                                    $19,135         $42,063         $281,546         $342,744
                                                   ===========================================================
RESERVES BY WITHDRAWAL CHARACTERISTIC:
Subject to discretionary withdrawal
   With market value adjustment                      $19,135         $36,409         $      -         $ 55,544
   At market value                                         -           5,430          281,546          286,976
                                                   -----------------------------------------------------------
Subtotal                                              19,135          41,839          281,546          342,520
                                                   -----------------------------------------------------------
Not subject to discretionary withdrawal                    -             224                -              224
                                                   -----------------------------------------------------------
Total deposit fund liabilites                        $19,135         $42,063         $281,546         $342,744
                                                   ===========================================================

                                                   NONINDEXED      NONINDEXED      NONGUARANTEED
DECEMBER 31, 2005 (RESTATED)                       GUARANTEE       GUARANTEE         SEPARATE
                                                     </= 4%           > 4%           ACCOUNTS          TOTAL
                                                   -----------------------------------------------------------
PREMIUMS, DEPOSITS AND
   OTHER CONSIDERATIONS:                             $     4         $     -         $ (4,385)        $ (4,381)
                                                   ===========================================================
RESERVES BY VALUATION BASIS:
   Fair value                                        $ 5,408         $48,621         $372,330         $426,359
   Amortized cost                                      5,733           5,294                -           11,027
                                                   -----------------------------------------------------------
   Total reserves                                    $11,141         $53,915         $372,330         $437,386
                                                   ===========================================================

RESERVES BY WITHDRAWAL CHARACTERISTIC:
Subject to discretionary withdrawal
   With market value adjustment                      $ 5,733         $53,915         $      -         $ 59,648
   At market value                                     5,385               -          372,330          377,715
Not subject to discretionary withdrawal                   23               -                -         $     23
                                                   -------------------------------------------------------------
Total deposit fund liabilities                       $11,141         $53,915         $372,330         $437,386
                                                   =============================================================

VALLEY FORGE LIFE INSURANCE COMPANY
Notes to Financial Statements (Statutory-Basis)
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    The following table reconciles net transfers (from) to Separate Accounts:

                                                                                 DECEMBER 31,
                                                                   -----------------------------------------
                                                                     2006            2005            2004
                                                                                  (RESTATED)      (RESTATED)
                                                                   ----------     ----------      ----------
Transfers as reported in the Statements of Operations of
the Separate Accounts Annual Statement:
   Transfers to separate accounts                                  $   3,528      $   4,543       $   6,613
   Transfers from separate accounts                                 (136,609)      (141,425)       (104,787)
                                                                   ----------     ----------      ----------
   Net transfers to separate accounts                              $(133,081)     $(136,882)      $ (98,174)

Reconciling adjustments:
   Reinsurance to Phoenix                                            114,385        116,842       $  74,531
   Mortality and expense risk factor adjustments                           -              -             102
                                                                   ----------     ----------      ----------
Transfers as reported in the Statements of Operations              $ (18,696)     $ (20,040)      $ (23,541)
                                                                   ==========     ==========      ==========

    Variable Life and Annuity Transaction - Effective July 1, 2002 the Company entered into modified coinsurance and coinsurance agreements to cede its variable life and annuity net liabilities (primarily separate account policy reserves) to an insurance subsidiary of The Phoenix Companies, Inc. This resulted in an after tax gain of $20,150, which was deferred and amortized over the expected life of the policies. In 2005, it was fully amortized and the amount recognized in income was $5,757 in 2005 and $8,900 in 2004.

16. SUBSEQUENT EVENTS

    On May 17, 2007, after receiving approval from the Department, the Company paid a cash dividend to its Parent, of $290,000.

VALLEY FORGE LIFE INSURANCE COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME EARNED
  Government  bonds                                                      $   52,778
  Other bonds (unaffiliated)                                                159,527
  Preferred stocks (unaffiliated)                                             8,131
  Mortgage loans                                                                109
  Real estate                                                                   384
  Contract loans                                                             13,488
  Cash and short-term investments                                             6,896
  Other invested assets                                                         812
  Aggregate write-ins for investment income                                     184
                                                                         ----------
GROSS INVESTMENT INCOME                                                  $  242,309
                                                                         ==========
BONDS AND SHORT-TERM INVESTMENTS BY MATURITY AND CLASS
  Bonds and short-term investments by maturity (amortized cost):
    Due within one year or less                                          $  422,459
    Over one year through five years                                        557,315
    Over five years through ten years                                       823,579
    Over ten years through twenty years                                   1,066,478
    Over twenty years                                                       853,074
                                                                         ----------
      TOTAL BY MATURITY                                                  $3,722,905
                                                                         ==========
BONDS AND SHORT-TERM INVESTMENTS BY CLASS (AMORTIZED COST)
   Class 1                                                               $3,128,403
   Class 2                                                                  524,682
   Class 3                                                                   34,582
   Class 4                                                                   34,095
   Class 5                                                                      698
   Class 6                                                                      445
                                                                         ----------
     TOTAL BY CLASS                                                      $3,722,905
                                                                         ==========

VALLEY FORGE LIFE INSURANCE COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE
  Ordinary                                                                   $272,579,774
  Group life                                                                      690,371

AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER ORDINARY POLICIES
  Ordinary                                                                   $  3,946,356
  Group life                                                                            -

LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN FORCE
  Ordinary                                                                   $  8,594,201
  Group life                                                                       31,033

SUPPLEMENTAL CONTRACTS IN FORCE
  Ordinary - not involving life contingencies - income payable               $      1,352
  Ordinary - not involving life contingencies - amount on deposit                  83,461
  Group - not involving life contingencies - income payable                           268

  Ordinary - involving life contingencies - income payable                          4,642
  Group - involving life contingencies - income payable                                 -
  Group - involving life contingencies - amount on deposit                              -

ANNUITIES (ORDINARY)
  Immediate - amount of income payable                                       $      2,411
  Deferred - fully paid account balance                                           207,751
  Deferred - not fully paid account balance                                             -
  Group - Amount of income payable                                                  2,325
  Group - fully paid account balance                                              166,373
  Group - not fully paid account balance                                                -

ACCIDENT AND HEALTH INSURANCE - PREMIUMS IN FORCE
  Ordinary                                                                   $      4,746
  Group                                                                                 -

DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS
  Deposit funds - account balance                                                  33,795
  Dividend accumulations - account balance                                   $     14,260

VALLEY FORGE LIFE INSURANCE COMPANY
Supplemental Schedule of Investment Risks Interrogatories
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

 1. The Company's total admitted assets (excluding separate account assets) as reported in the Statements of Admitted Assets, Liabilities and Surplus was $4,106,104 at December 31, 2006.

 2. The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans at December 31, 2006 are as follows:

                                                                    % OF TOTAL
INVESTMENT CATEGORY                        AMOUNT                ADMITTED ASSETS
                                          --------               ---------------
  JP Morgan Chase & Company               $37,944                     0.9%
  Morgan Stanley Dean Witter               31,836                     0.8%
  Four Time Square                         25,124                     0.6%
  Sonic Capital LLC                        24,999                     0.6%
  Bank of America                          24,262                     0.6%
  Countrywide Alternative                  22,511                     0.5%
  UBS AG                                   21,979                     0.5%
  Conoco Philips                           21,490                     0.5%
  Wachovia Corporation                     20,517                     0.5%
  Merrill Lynch & Company                  20,449                     0.5%

 3. The amounts and percentages of the Company's total admitted assets held in bonds and preferred stocks by NAIC rating is as follows:

                 BONDS                                PREFERRED STOCK
-------------------------------------        --------------------------------
NAIC-1        $3,128,403        76.2%        P/RP-1        33,037        0.8%
NAIC-2           524,682        12.8%        P/RP-2        73,314        1.8%
NAIC-3            34,582         0.8%        P/RP-3             -        0.0%
NAIC-4            34,095         0.8%        P/RP-4             -        0.0%
NAIC-5               698         0.0%        P/RP-5             -        0.0%
NAIC-6               445         0.0%        P/RP-6             -        0.0%

 4. Assets held in foreign investments are greater than 2.5% of the Company's total admitted assets. Total admitted assets held in foreign investments were $324,523; there were no foreign-currency-denominated investments or insurance liabilities.

 5. The aggregate foreign investment exposure categorized by the country's NAIC sovereign rating is as follows:

                                                               % OF TOTAL ADMITTED
                                            AMOUNT                    ASSETS
                                           --------            -------------------
Countries rated NAIC-1                     $274,490                   6.7%
Countries rated NAIC-2                       29,176                   0.7%
Countries rated NAIC-3 or below              20,857                   0.5%
                                           --------                   ---
                                           $324,523                   7.9%
                                           ========                   ===

VALLEY FORGE LIFE INSURANCE COMPANY
Supplemental Schedule of Investment Risks Interrogatories
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

 6. The two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating was as follows:

                                            AMOUNT         PERCENTAGE
                                           --------        ----------
COUNTRIES RATED NAIC 1
  Israel                                   $80,164            2.0%
  United Kingdom                            79,942            1.9%

COUNTRIES RATED NAIC-2
  Mexico                                    20,761            0.5%
  South Africa                               4,348            0.1%

COUNTRIES RATED NAIC-3 OR BELOW
  Supra National                            10,467            0.3%
  Panama                                    10,390            0.3%

 7.  The Company has no unhedged foreign currency investments.

 8.  The 10 largest non-sovereign foreign issues by NAIC rating are as follows:

                                                                   PERCENTAGE OF
                                                                   TOTAL ADMITTED
INVESTMENT CATEGORY                          AMOUNT                    ASSETS
----------------------------------------------------               --------------
Aid-Israel                                   $75,366                    1.8%
HBOS Plc                                      10,943                    0.3%
Household Finance Corporation                 10,831                    0.3%
Carnival Corporation                          10,390                    0.3%
Wolseley Capital Inc.                         10,000                    0.2%
Bertlsmann US Finance Inc.                    10,000                    0.2%
Nakilat Inc.                                  10,000                    0.2%
United Overseas Bank                           9,998                    0.2%
Nationwide Building Society                    9,962                    0.2%
BSKYB Finance UK Ltd.                          9,844                    0.2%

 9. Assets held in Canadian investments are less than 2.5% of the Company's total admitted assets.

10. Assets held in investments with contractual sales restrictions are less than 2.5% of the Company's total admitted assets.

11. Assets held in equity interest are less than 2.5% of the Company's total admitted assets.

12. Assets held in non-affiliated, privately placed equities are less than 2.5% of the Company's total admitted assets.

13. Assets held in general partnership interests are less than 2.5% of the Company's total admitted assets.

VALLEY FORGE LIFE INSURANCE COMPANY
Supplemental Schedule of Investment Risks Interrogatories
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

14. Mortgage loans reported in Schedule B are less than 2.5% of the Company's total admitted assets.

15. Assets held in real estate are less than 2.5% of the Company's total admitted assets.

16. The amounts and percentages of the Company's total admitted assets do not include the investment types listed below because the Company did not own any of these investments at December 31, 2006.

     Securities Lending
     Repurchase agreements
     Reverse repurchase agreements
     Dollar repurchase agreements
     Dollar reverse repurchase agreements

17.  The Company has no warrants.

18.  The Company has no potential exposure for collars, swaps and forwards.

19.  The Company has no potential exposure for futures contracts.

VALLEY FORGE LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------


                                                                                              ADMITTED ASSETS AS REPORTED
                                                                 GROSS INVESTMENT HOLDINGS      IN THE ANNUAL STATEMENT
                                                                ---------------------------   ---------------------------
                                                                   AMOUNT             %            AMOUNT           %
                                                                -----------       ---------   --------------    ---------
BONDS
  U.S. treasury securities                                      $   85,076           2.117      $   85,076         2.117
  U.S. government agency and corporate
  obligations (excluding mortgage-backed securities)
    Issued by U.S. government agencies                              16,023           0.399          16,023         0.399
    Issued by U.S. government sponsored agencies                   710,119          17.666         710,119        17.666
  Foreign government (including Canada, excluding
    mortgage-backed securities)                                    116,912           2.909         116,912         2.909
  Securities issued by states, territories and
  possessions and political subdivisions in the U.S.:
    State, territory and possession general obligations                  -           0.000               -         0.000
    Political subdivisions of states, territories and
    possessions general obligations                                  5,000           0.124           5,000         0.124
    Revenue and assessment obligations                              12,013           0.299          12,013         0.299
    Industrial development and similar obligations                       -           0.000               -         0.000
  Mortgage-backed securities
  (includes residential and commercial MBS):
    Pass-through securities:
      Guaranteed by GNMA                                            24,128           0.600          24,128         0.600
      Issued by FNMA and FHLMC                                      81,333           2.023          81,333         2.023
      All other                                                          -           0.000               -         0.000
    CMOs and REMICs
      Issued by GNMA, FNMA and FHLMC                               514,664          12.804         514,664        12.804
      All other privately issued                                    77,294           1.923          77,294         1.923

OTHER DEBT AND OTHER FIXED INCOME SECURITIES
  (excluding short term):                                        1,454,317          36.180       1,454,317        36.180
  Unaffiliated domestic securities
    (includes credit tenant loans rated by the SVO)
  Unaffiliated foreign securities                                  318,494           7.923         318,494         7.923

EQUITY INTEREST
  Preferred stock
    Unaffiliated                                                   106,351           2.646         106,351         2.646
  Publicly traded equity securities
    Unaffiliated                                                        12           0.000              12         0.000

OTHER EQUITY SECURITIES
  Affiliated                                                            43           0.001              43         0.001

MORTGAGE LOANS
  Single family residential                                              -           0.000               -         0.000
  Commericial loans                                                  1,561           0.039           1,561         0.039

REAL ESTATE INVESTMENTS
  Property held for sale                                                 -           0.000               -         0.000

CONTRACT LOANS                                                     201,420           5.010         201,420         5.010
RECEIVABLE FOR SECURITIES                                            1,320           0.033           1,320         0.033
CASH AND SHORT-TERM INVESTMENTS                                    273,722           6.810         273,722         6.810
OTHER INVESTED ASSETS                                               19,843           0.494          19,843         0.494
                                                                --------------------------------------------------------
  TOTAL INVESTED ASSETS                                         $4,019,645         100.000      $4,019,645       100.000
                                                                ========================================================

VALLEY FORGE LIFE INSURANCE COMPANY
Note to Supplemental Schedules of Selected Statutory-Basis Financial Data December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    NOTE - BASIS OF PRESENTATION

    The accompanying schedules present selected statutory-basis financial data as of December 31, 2006 and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the General section of the National Association of Insurance Commissioners' Annual Statement Instructions and agrees to or is included in the amounts reported in the Company's 2006 Statutory Annual Statement as filed with the Indiana Department of Insurance.

    REASSURE AMERICA LIFE
    INSURANCE COMPANY

    (A WHOLLY-OWNED SUBSIDIARY OF SWISS RE
    LIFE & HEALTH AMERICA INC.)

    STATUTORY-BASIS FINANCIAL STATEMENTS
    FOR THE YEARS ENDED
    DECEMBER 31, 2006, 2005 AND 2004

REASSURE AMERICA LIFE INSURANCE COMPANY

Index
--------------------------------------------------------------------------------

Report of Independent Auditors                                                1

Statutory-Basis Financial Statements and Notes                                3

Supplemental Schedule of Selected Statutory-Basis Financial Data             25

Supplemental Schedule of Investment Risks Interrogatories                    27

Summary Investment Schedule                                                  31

Note to Supplemental Schedules of Selected Statutory-Basis Financial Data    32

REASSURE AMERICA LIFE INSURANCE COMPANY
Report of Independent Auditors
--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of Reassure America Life Insurance
Company:

We have audited the accompanying statutory-basis balance sheets of Reassure America Life Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related statutory statements of operations and changes in capital and surplus, and cash flows for each of the three years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for each of the three years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years then ended, on the basis of accounting described in Note 1.

REASSURE AMERICA LIFE INSURANCE COMPANY
Report of Independent Auditors
--------------------------------------------------------------------------------

                   REPORT OF INDEPENDENT AUDITORS (CONTINUED)

Our audit was conducted for the purpose of forming an opinion on the basic statutory-basis financial statements taken as a whole. The accompanying Supplemental Schedule of Selected Statutory-Basis Financial Data, Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule of the Company as of December 31, 2006 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory-basis financial statements. The effects on the Supplemental Schedule of Selected Statutory-Basis Financial Data, Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Selected Statutory-Basis Financial Data, Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2006 and for the year then ended. The Supplemental Schedule of Selected Statutory-Basis Financial Data, Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule have been subjected to the auditing procedures applied in the audit of the basic statutory basis financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory basis financial statements taken as a whole.

April 26, 2007, except for the subsequent events discussed in Note 16, as to which the date is September 27, 2007

REASSURE AMERICA LIFE INSURANCE COMPANY
Balance Sheets (Statutory-Basis)
--------------------------------------------------------------------------------

                                                                                                     DECEMBER 31,
                                                                                          ----------------------------------
                                                                                              2006                 2005
                                                                                          -----------          -------------
                                                                                          (IN THOUSANDS, EXCEPT SHARE DATA)
ADMITTED ASSETS
  Bonds                                                                                   $ 6,479,213            $ 7,447,917
  Preferred stocks                                                                             66,559                  7,598
  Mortgage loans                                                                              197,591                274,367
  Real estate                                                                                     332                    838
  Cash (including short-term investments of $638,614 and $170,081, respectively)              713,549                154,865
  Contract loans                                                                            3,599,642              3,388,281
  Other invested assets                                                                         5,095                 11,314
                                                                                          -----------            -----------
CASH AND INVESTED ASSETS                                                                   11,061,981             11,285,180
  Accrued investment income                                                                   245,573                251,887
  Premiums due and uncollected                                                                 10,281                  4,983
  Amounts due from reinsurers                                                                  87,405                 66,339
  Net deferred federal income tax asset                                                        28,980                 28,956
  Other admitted assets                                                                         6,302                  2,000
                                                                                          -----------            -----------
TOTAL ADMITTED ASSETS                                                                     $11,440,522            $11,639,345
                                                                                          ===========            ===========
LIABILITIES
  Aggregate reserves for life, accident and health and annuity contracts                  $ 2,750,687            $ 2,834,919
  Funds held under reinsurance treaties with affiliates                                     7,763,375              7,651,168
  Liability for deposit-type contracts                                                        146,318                176,958
  Policy claims and benefits on life and accident and health contracts                         35,499                 38,680
  Other contract liabilities                                                                  134,228                 69,572
  Interest maintenance reserve                                                                 35,637                 47,393
  Federal income taxes payable                                                                      -                 30,983
  Commissions and expense allowances on reinsurance assumed                                    20,439                  8,145
  Accounts payable and accrued expenses                                                        41,186                 38,747
  Payable to affiliates                                                                        20,630                  8,258
  Borrowed funds                                                                               75,789                 75,659
  Asset valuation reserve                                                                      44,779                 46,069
  Other liabilities                                                                            33,722                 51,268
                                                                                          -----------            -----------
TOTAL LIABILITIES                                                                          11,102,289             11,077,819
                                                                                          -----------            -----------
CAPITAL AND SURPLUS
  Common stock - par value $3 per share: authorized 2,000,000 shares;
    issued and outstanding, 833,334 shares                                                      2,500                  2,500
  Gross paid-in and contributed capital                                                       236,701                531,701
  Special surplus                                                                             798,819                826,102
  Deficit                                                                                    (699,787)              (798,777)
                                                                                          -----------            -----------
TOTAL CAPITAL AND SURPLUS                                                                     338,233                561,526
                                                                                          -----------            -----------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                                    $11,440,522            $11,639,345
                                                                                          ===========            ===========

The accompanying notes are an integral component of the financial statements

REASSURE AMERICA LIFE INSURANCE COMPANY
Statements of Operations and Changes in Capital and Surplus (Statutory-Basis)
--------------------------------------------------------------------------------

                                                                                          YEARS ENDED DECEMBER 31,
                                                                             -----------------------------------------------
                                                                                2006               2005              2004
                                                                             ----------       --------------      ----------
                                                                                              (IN THOUSANDS)
REVENUES
  Premiums and annuity considerations                                        $  210,204        $  (925,655)       $ (124,746)
  Net investment income                                                         800,116            806,151           768,183
  Amortization of interest maintenance reserve                                    8,025              6,782             8,492
  Commissions and expense allowances on reinsurance ceded                        95,551            138,947           150,480
  Reserve adjustments on modified coinsurance, net                              293,800            266,899           326,192
  Other revenues                                                                 21,076             21,439            20,859
                                                                             ----------        -----------        ----------
TOTAL REVENUES                                                                1,428,772            314,563         1,149,460
                                                                             ----------        -----------        ----------
BENEFITS AND EXPENSES
  Policy claims and benefits                                                    607,096            521,423           765,691
  Decrease in aggregate reserves for life and accident and health               (84,232)        (1,148,479)         (520,805)
  contracts
  Commissions and expense allowances                                             58,002             94,731            91,182
  General insurance expenses and taxes, licenses and fees                       111,811            114,189           116,495
  Interest on funds held for reinsurers                                         603,976            624,605           495,320
  Other expenses                                                                 26,000             11,753                 -
                                                                             ----------        -----------        ----------
TOTAL BENEFITS AND EXPENSES                                                   1,322,653            218,222           947,883
                                                                             ----------        -----------        ----------
  Gain from operations before dividends to policyholders, federal
    income taxes, and net realized capital gains (losses)                       106,119             96,341           201,577
  Dividends to policyholders                                                      8,189              4,993             8,383
  Federal income tax (benefit) expense on operations                             (7,649)            31,933            46,815
                                                                             ----------        -----------        ----------
GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAINS (LOSSES)                 105,579             59,415           146,379
  Net realized capital gains, less federal income tax expense of $91,
  $2,951 and $0, respectively, and excluding net gains (losses) of
  $(3,730), $20,349 and $6,763, respectively, transferred to the
  interest maintenance reserve                                                  (15,544)               171             8,436
                                                                             ----------        -----------        ----------
NET INCOME                                                                       90,035             59,586           154,815
OTHER CHANGES IN CAPITAL AND SURPLUS
  Change in net unrealized capital gains (losses)                                 3,743             (1,138)             (120)
  Change in net deferred income tax                                             (10,571)           (59,329)          (44,764)
  Change in non-admitted assets                                                  16,684             51,250            61,290
  Change in liability for reinsurance in unauthorized companies                       -                  6                 3
  Change in asset valuation reserve                                               1,289               (686)          (11,862)
  Change in capitalized ceding commissions                                      (27,283)           152,587            56,074
  Cumulative effect of changes in accounting principles                          (2,190)                 -                 -
  Dividend to parent                                                           (295,000)          (220,000)                -
  Capital contributed                                                                 -                  -             4,701
                                                                             ----------        -----------        ----------
NET INCOME AND OTHER CHANGES IN CAPITAL AND SURPLUS                            (223,293)           (17,724)          220,137
Capital and surplus, beginning of year                                          561,526            579,250           359,113
                                                                             ----------        -----------        ----------
CAPITAL AND SURPLUS, END OF YEAR                                             $  338,233        $   561,526        $  579,250
                                                                             ==========        ===========        ==========

 The accompanying notes are an integral component of the financial statements

REASSURE AMERICA LIFE INSURANCE COMPANY
Statements of Cash Flows (Statutory-Basis)
--------------------------------------------------------------------------------

                                                                                          YEARS ENDED DECEMBER 31,
                                                                             -----------------------------------------------
                                                                                2006               2005              2004
                                                                             ----------       --------------      ----------
                                                                                              (IN THOUSANDS)
CASH FROM OPERATIONS
  Premiums collected, net of reinsurance                                     $  205,599        $  605,815         $  554,098
  Net investment income                                                         783,949           791,675            760,760
  Modified coinsurance agreements                                               293,800           266,899            326,192
  Commissions and other expenses paid                                          (693,692)         (543,095)          (425,494)
  Benefits and loss related payments                                           (595,991)         (509,730)          (856,572)
  Dividends paid to policyholders                                                (8,111)           (9,717)            (6,647)
  Federal income taxes paid                                                     (31,736)          (59,183)           (55,361)
  Miscellaneous sources                                                         132,792             9,788              5,557
                                                                             ----------        ----------         ----------
NET CASH PROVIDED BY OPERATIONS                                                  86,610           552,452            302,533
                                                                             ----------        ----------         ----------
CASH FROM INVESTING ACTIVITIES
  Proceeds from investments sold, matured or repaid
    Bonds                                                                     2,062,486         1,993,106          1,308,568
    Stocks                                                                       14,249             7,409              1,510
    Mortgage loans                                                               80,051            58,298             56,826
    Real estate                                                                   1,038             1,159              1,481
    Other invested assets                                                          (187)             (101)               377
                                                                             ----------        ----------         ----------
  Total investment proceeds                                                   2,157,637         2,059,871          1,368,762
                                                                             ----------        ----------         ----------
  Cost of investments acquired
    Bonds                                                                     1,153,272         2,242,360          1,366,966
    Stocks                                                                        7,551               224                250
    Real estate                                                                       -               644                685
    Miscellaneous applications                                                        -               956              2,477
                                                                             ----------        ----------         ----------
  Total cost of investments acquired                                          1,160,823         2,244,184          1,370,378
    Net increase in contract loans                                              211,434           143,891            181,954
                                                                             ----------        ----------         ----------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                             785,380          (328,204)          (183,570)
                                                                             ----------        ----------         ----------
CASH FROM FINANCING AND MISCELLANEOUS ACTIVITIES
  Amounts repaid under reverse repurchase agreements                                130           (14,503)          (212,013)
  Deposits on deposit-type contract funds                                       (30,639)            8,852              6,137
  Statutory merger transaction                                                        -                 -              5,740
  Dividend to parent                                                           (295,000)         (220,000)                 -
  Other, net                                                                     12,203           (36,567)              (964)
                                                                             ----------        ----------         ----------
NET CASH USED IN FINANCING AND MISCELLANEOUS ACTIVITIES                        (313,306)         (262,218)          (201,100)
                                                                             ----------        ----------         ----------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS                      558,684           (37,970)           (82,137)
  Cash and short-term investments
    Beginning of year                                                           154,865           192,835            274,972
                                                                             ----------        ----------         ----------
END OF YEAR                                                                  $  713,549        $  154,865         $  192,835
                                                                             ==========        ==========         ==========

The accompanying notes are an integral component of the financial statements

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

1.  BASIS OF PRESENTATION AND NATURE OF BUSINESS

    ORGANIZATION

    Reassure America Life Insurance Company (the "Company"), an
    Illinois-domiciled insurance company, is a wholly-owned subsidiary of Swiss Re Life & Health America Inc. (the "Parent" or "SRLHA"), which in turn is, a wholly-owned indirect subsidiary of Swiss Reinsurance Company of Zurich, Switzerland ("SRZ").

    The Company has a wholly-owned insurance subsidiary, Aldgate Reinsurance Company Limited ("Aldgate"), a long-term insurance company domiciled in Bermuda.

    Aldgate was formed on November 5, 2004. On December 29, 2004, the Company made a capital contribution of $250 in exchange for all the issued and outstanding capital stock of Aldgate.

    On December 31, 2004, Mission Life Corporation ("MLC"), an affiliated company, transferred to the Company all of its interests in Mission Life Insurance Company of America ("Mission"). The Company did not issue any stock and no consideration was given to MLC. Upon the transfer, Mission was merged with and into the Company. The transaction was accounted for as a statutory merger.

    BUSINESS

    The Company's primary business activity is Administrative Reinsurance ("Admin ReSM"), which involves the acquisition of blocks of life insurance, including corporate owned life insurance, disability income and/or annuity contracts in force. The Company has obtained its Admin ReSM business through purchases of life insurance companies and also through indemnity coinsurance or assumption reinsurance agreements with ceding insurers. The Company typically assumes responsibility for policy administration for business obtained through these transactions, which it outsources to third party administrators.

    The Company is licensed in the District of Columbia, Puerto Rico and all states, except New York.

    BASIS OF PRESENTATION

    The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation (the "Department").

    Pursuant to Illinois Insurance Law, the Department recognizes as "prescribed" practices the codified statements of statutory accounting principles ("SSAP") incorporated into the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual.

    "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

    ESTIMATES, RISK AND UNCERTAINTIES

    The preparation of financial statements requires the use of estimates and assumptions developed by management. Any adjustments to reported bases of assets or liabilities resulting from changes in estimates are recognized in the period the estimates are revised.

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    Mortality experience is a significant factor in the determination of the results of operations. This factor is generally predictable over time but is subject to fluctuations from year to year. A significant fluctuation from year to year could adversely affect the Company's results of operations.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Statutory accounting practices followed by the Company differ from accounting principles generally accepted in the United States of America ("GAAP"). The more significant variances from GAAP are as follows:

    Investments: The reported values of bonds and stocks are determined in accordance with methods prescribed by the NAIC. Bonds are stated principally at amortized cost using the interest method. Preferred stocks are reported at cost or amortized cost. Non-affiliated common stocks are reported at fair value as determined by the Securities Valuation Office ("SVO") of the NAIC. Investments in common stocks of affiliates are reported under the equity method. Changes between cost and admitted invested asset amounts, net of tax, are credited or charged directly to unassigned surplus as unrealized gains or losses. For GAAP, the Company's fixed maturity investments are classified as either available-for-sale or trading. All the fixed maturity investments are reported at fair value. The changes in fair value for investments classified as available-for-sale are reported, net of tax, as a separate component of other comprehensive income and changes in investments classified as trading are reported as a separate component of net income.

    Mortgage loans on real estate are stated at their aggregate unpaid principal balance, less allowance for impairment. Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. All-risk or multi-peril insurance coverage containing a mortgage loss payable clause in favor of the Company is required on all properties covered by mortgage loans for no less than the value of the mortgage loan. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts due (both principal and interest) according to the contractual terms of the loan agreement.

    For statutory reporting, an asset valuation reserve ("AVR"), which represents a provision for fluctuations in the value of invested assets as determined by NAIC prescribed formula, is reported as a liability. Changes in the liability are credited or charged directly to unassigned surplus. An AVR is not recognized for GAAP.

    Under a formula prescribed by the NAIC, the Company defers, in an interest maintenance reserve ("IMR"), the portion of realized capital gains and losses, net of taxes, attributable to changes in the general level of interest rates, and amortizes these deferred amounts over the remaining period to maturity of the securities sold, using the NAIC Grouped Method. Realized capital gains and losses, net of taxes and transfers to the IMR, are reported, as a separate component of income. For GAAP, realized capital gains and losses are included in income as a component of revenue when the related securities are sold or called. Under both statutory accounting and GAAP, when a decline in fair value is determined to be other than temporary, realized losses are recorded in the statement of operations.

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    Policy Acquisition Costs: For statutory accounting, costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy-related revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For annuity and universal life insurance, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from investment income, mortality and expense margins.

    Non-admitted Assets: Certain assets, designated as "non-admitted", are excluded from the balance sheet and charged directly to unassigned surplus. These assets are principally deferred federal income tax assets and agents' debit balances. Such amounts are included in total assets under GAAP to the extent realizable.

    Aggregate Reserves for Life and Accident and Health Contracts: The aggregate reserves for life and accident and health insurance contracts are based on statutorily prescribed mortality, morbidity and interest assumptions, rather than on the mortality, morbidity, interest and withdrawal assumptions anticipated by the Company when the policies were issued, as would be required under GAAP.

    Under statutory accounting, additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in force.

    Universal Life and Annuities: Revenues from universal life insurance and annuity contracts consist of premiums. Benefits consist of mortality, surrenders and changes in the policy reserves. For GAAP, premiums in excess of policy fees and charges are not recorded as revenues but are credited to a fund balance liability. Benefits consist of interest credited to the fund balance and mortality in excess of the fund balance.

    Modified Coinsurance: Reserves assumed under modified coinsurance agreements are not reflected in the accompanying balance sheets as they, and the related assets, are retained by ceding companies. For GAAP, the Company records separate payables and receivables for assumed modified coinsurance contracts.

    Reinsurance Assumed: For statutory accounting, the assets transferred relating to the reinsurance of inforce blocks of business are recorded as a component of premiums and annuity considerations in the statement of operations with a corresponding increase in the aggregate reserves for life and accident and health contracts. Under GAAP, the related asset and liability transfers are recorded in the balance sheet only.

    Reinsurance Ceded: For statutory accounting, a liability is provided for unsecured reinsurance ceded to unauthorized companies and changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established with a charge to earnings.

    Under statutory accounting, any increase in surplus, net of federal income taxes, resulting from the reinsurance of life and accident and health inforce business is deferred and credited directly to unassigned surplus and recognized in commissions and expense allowances on reinsurance ceded as earnings emerge from the underlying business. Under GAAP, gains

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    from the reinsurance of inforce blocks of business are deferred and amortized into income over the settlement period of the liabilities assumed.

    Certain policy-related assets and liabilities are reported net of reinsurance ceded. Such netting is not permitted under GAAP unless a legal right of offset exists.

    Federal Income Taxes: Deferred federal income taxes are provided to reflect the net tax effects of temporary differences between the carrying amounts of statutory-basis assets and liabilities and the amounts used for federal income tax purposes. The change in net deferred taxes is charged or credited to unassigned surplus. Deferred tax assets in excess of certain defined limitations are excluded from the balance sheet and charged to surplus as a non-admitted asset. Under GAAP, deferred federal income taxes reflect the net tax effect of temporary differences between the carrying amounts of GAAP basis assets and liabilities and the amounts used for federal income tax purposes. The change in net deferred taxes, excluding the amount related to other comprehensive income, is a component of net income. A valuation allowance is established for deferred tax assets not expected to be realized.

    Other significant accounting policies include the following:

    Life premiums and annuity considerations are recognized as revenue when due. On Universal Life-type insurance policies and annuities with life contingencies, premiums and considerations are recognized when collected. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Deposits on deposit-type contracts are recorded directly as liabilities when received.

    Realized gains and losses from sales of investments are determined using the specific identification basis. The Company performs a periodic review of its investment portfolio to determine if there has been an other-than-temporary decline in the fair value of any individual securities. The Company considers numerous factors in evaluating each security, including the length of time and the extent to which the fair value has been less than cost, the financial condition and short term prospects of the issuer and the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value. If the Company determines that the decline in fair value below cost is other-than-temporary, the cost basis of the investment is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss.

    Bonds are principally carried at amortized cost. Premiums and discounts on bonds are amortized or accreted to investment income using the interest method over the contractual lives of the bonds taking into consideration call provisions, or in the case of mortgage and asset backed bonds, over the estimated life of the bond based upon anticipated prepayments at the date of purchase. Prepayment assumptions for mortgage-backed and structured securities are obtained from independent financial services and are applied monthly. Significant changes in prepayment assumptions are accounted for using the retrospective adjustment method, based upon prepayment assumptions obtained from external pricing services, which are consistent with the current interest rate and economic environment. An internal matrix is used to value non-public issues.

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    Redeemable preferred stocks which have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Securities, whose proceeds are accorded some degree of equity treatment by one or more of the nationally recognized statistical rating organizations and/or which are recognized as regulatory capital by the issuers' primary regulatory authority, are considered hybrid securities or capital securities. Effective December 2006, these securities are reported as preferred stock and are reported at amortized cost if rated by the NAIC as high quality or better. All other hybrid securities are reported at the lower of cost, amortized cost or fair value. Non-redeemable preferred stocks are reported at fair value or lower of cost or fair value, as determined by the SVO, and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

    The decline in fair value of mortgage loans determined to be other-than-temporary is accounted for as a realized loss.

    Income on impaired loans is accrued unless the impaired loan has been written down, in which case the income is no longer accrued. Also, when applicable, the income is non-admitted in accordance with SSAP No. 37. Cash received for interest on impaired loans is recorded as interest income.

    Real estate, including investment real estate and properties acquired in satisfaction of debt, is carried at the lower of depreciated cost or fair value less encumbrances.

    Contract loans are reported at unpaid principal balances.

    Cash includes cash on deposit and cash equivalents, which are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

    Short-term investments include investments with remaining maturities of one year or less, at the time of acquisition and are principally stated at amortized cost.

    At December 31, 2005 and 2004, the Company had capitalized $2,308 of internally developed non-operating systems software. Non-operating systems software is amortized using the straight-line method over the lesser of its useful life or five years. The net book value of such software was $230 and $692 at December 31, 2005 and 2004, respectively, and under statutory accounting principles, is considered a non-admitted asset.

    Depreciation and amortization expense charged to operations in 2005 and 2004 was $39 and $461, respectively.

    Policy claims and benefits include amounts determined on individual case and bulk reported bases for reported claims and estimates of incurred but not reported claims developed on the basis of past experience. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    Effective January 1, 2006, the Company adopted SSAP No. 93, "Accounting for Low Income Housing Tax Credit Property Investments". Under SSAP No. 93, LIHTC property investments are carried at amortized cost. Prior to adoption of SSAP No. 93, the Company carried LIHTC property investments based on the equity method. As a result of the adoption of SSAP No. 93, the Company reported a change in accounting principle as an adjustment that decreased unassigned funds (surplus) by $2,190.

    Certain prior-year amounts in the accompanying financial statements and footnotes have been reclassified to conform with the current year presentation.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

    The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The fair values of investments in bonds and stocks, presented in
    Note 5, are based on quoted market prices, where available. For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. For common stocks that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

    All other financial instruments are carried at amounts which approximate fair value, except insurance contracts, which are exempt from fair value disclosure requirements.

4.  MERGERS, ACQUISITIONS AND REINSURANCE ASSUMED TRANSACTIONS

    There were no material reinsurance assumed transactions during 2006.

    Effective January 1, 2005, the Company completed a coinsurance agreement with a third party whereby the Company reinsured 40% of a block of ordinary life and annuity insurance business. Prior to 2005, the Company had assumed 60% of this business. Under the terms of the coinsurance agreement, the Company assumed approximately $404,000 of assets and liabilities.

    On December 31, 2004, Mission was merged with and into the Company. The transaction was accounted for as a statutory merger. The Company did not issue any stock and no consideration was given to MLC.

    As of December 31, 2004, prior to the merger, the selected statutory financial information of Mission was as follows:

                                                                    DECEMBER 31,
                                                                       2004
                                                                    ------------
Assets                                                                 $ 8,178
                                                                       =======
Liabilities                                                              3,477
Capital and surplus                                                      4,701
                                                                       -------
Total liabilities, capital and surplus                                   8,178
                                                                       =======

Revenues                                                                 1,174
Expenses                                                                (1,060)
                                                                       -------
Net income                                                             $   114
                                                                       =======

                                                                              11

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

5.  INVESTED ASSETS

    The following tables present the book/adjusted carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds and preferred stocks at December 31, 2006 and 2005:

                                                                                           GROSS          GROSS
                                                                      BOOK/ADJUSTED      UNREALIZED     UNREALIZED        FAIR
                                                                      CARRYING VALUE       GAINS          LOSSES          VALUE
                                                                      --------------     ----------     ----------     ----------
DECEMBER 31, 2006
U.S. Government obligations                                               $  992,598       $ 26,294        $11,641     $1,007,251
All other Governments                                                         27,090          2,112            118         29,084
States, territories, and possessions                                          31,826            915             75         32,666
Political subdivisions of states, territories, possessions                    10,298            356            208         10,446
Special revenue and assessment                                                44,607          3,007            102         47,512
Public utilities                                                             316,798         14,546          4,229        327,115
Industrial and miscellaneous                                               2,985,717        125,365         37,443      3,074,026
Mortgage and asset-backed securities                                       1,947,333         17,469         32,565      1,932,237
Credit tenant loans                                                          122,946         10,288            260        134,613
                                                                          ----------       --------        -------     ----------
TOTAL BONDS                                                               $6,479,213       $200,352        $86,641     $6,594,950
                                                                          ==========       ========        =======     ==========

PREFERRED STOCKS UNAFFILIATED                                             $   66,559       $  1,751        $   378     $   67,932
                                                                          ==========       ========        =======     ==========
DECEMBER 31, 2005
U.S. Government obligations                                               $1,361,114       $ 50,518        $15,624     $1,396,008
All other Governments                                                         44,420          2,843            136         47,127
States, territories, and possessions                                          33,832          1,379            103         35,108
Political subdivisions of states, territories, possessions                    11,277            510             61         11,726
Special revenue and assessment                                                52,829          4,439             10         57,258
Public utilities                                                             395,377         23,962          2,218        417,121
Industrial and miscellaneous                                               4,035,241        209,173         33,448      4,210,966
Mortgage and asset-backed securities                                       1,377,651          8,134         26,536      1,359,249
Credit tenant loans                                                          136,176         11,178          1,068        146,286
                                                                          ----------       --------        -------     ----------
TOTAL BONDS                                                               $7,447,917       $312,136        $79,204     $7,680,849
                                                                          ==========       ========        =======     ==========

PREFERRED STOCKS UNAFFILIATED                                             $    7,598       $      -        $ 1,107     $    6,491
                                                                          ==========       ========        =======     ==========

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    The following tables present gross unrealized losses and fair values, aggregated by investment category and length of time, for securities with unrealized losses, at December 31, 2006 and 2005, respectively.

                                             LESS THAN TWELVE MONTHS        TWELVE MONTHS OR MORE                 TOTAL
                                            -------------------------     -------------------------     -------------------------
                                                             GROSS                         GROSS                         GROSS
                                               FAIR        UNREALIZED        FAIR        UNREALIZED        FAIR        UNREALIZED
                                               VALUE         LOSSES          VALUE         LOSSES          VALUE         LOSSES
                                            -------------------------     -------------------------     -------------------------
DECEMBER 31, 2006
   U.S. Government obligations               $  213,750       $ 3,977      $  321,492       $ 7,664      $  535,242       $11,641
   All other Governments                          4,871           118               -             -           4,871           118
   States, territories, and possessions           5,894            75               -             -           5,894            75
   Political subdivisions of states,
      territories, possessions                        -             -           4,792           208           4,792           208
   Special revenue and assessment                 6,908            92             796            10           7,704           102
   Public utilities                              58,974         1,391          52,095         2,837         111,069         4,228
   Industrial and miscellaneous                 536,615        12,136         687,476        25,308       1,224,091        37,444
   Mortgage and asset-backed securities         391,851         4,713         859,471        27,853       1,251,322        32,566
   Credit tenant loans                            4,256            45           9,164           215          13,420           260
                                             ------------------------      ------------------------      ------------------------
   TOTAL BONDS                               $1,223,119       $22,547      $1,935,286       $64,095      $3,158,405       $86,642
                                             ========================      ========================      ========================

PREFERRED STOCKS UNAFFILIATED                $   22,544       $   378      $        -       $     -      $   22,544       $   378
                                             ========================      ========================      ========================
DECEMBER 31, 2005
   U.S. Government obligations               $  665,172       $12,470      $   77,045       $ 3,153      $  742,217       $15,624
   All other Governments                         17,219           136               -             -          17,219           136
   States, territories, and possessions           2,000            70             965            33           2,965           103
   Political subdivisions of states,
      territories, possessions                    4,939            61               -             -           4,939            61
   Special revenue and assessment                   807            10               -             -             807            10
   Public utilities                              78,015         1,819          11,001           399          89,016         2,218
   Industrial and miscellaneous               1,213,569        27,182         213,769         6,266       1,427,338        33,448
   Mortgage and asset-backed securities         821,086        18,985         172,083         7,551         993,169        26,536
   Credit tenant loans                           16,312         1,017           1,539            51          17,851         1,068
                                             ------------------------      ------------------------      ------------------------
   TOTAL BONDS                               $2,819,119       $61,750      $  476,402       $17,453      $3,295,521       $79,204
                                             ========================      ========================      ========================

PREFERRED STOCKS UNAFFILIATED                $    2,318       $ 1,107      $        -       $     -      $    2,318       $ 1,107
                                             ========================      ========================      ========================

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    At December 31, 2006, the Company held four hundred and seventy six fixed maturity securities with gross unrealized losses of $64,095 that had been in an unrealized loss position for 12 months or more. Based on an evaluation by the Company (refer to Note 2 for a description of factors considered), such securities were not considered to be other-than-temporarily impaired.

    At December 31, 2006, the contractual maturities of investments in bonds are as follows:

                                            BOOK/ADJUSTED        FAIR
                                           CARRYING VALUE        VALUE
                                           --------------     ----------
Due in one year or less                      $  256,757       $  256,511
Due after one year through five years           779,083          800,053
Due after five years through ten years        1,175,788        1,187,924
Due after ten years                           2,320,253        2,418,225
Mortgage and asset-backed securities          1,947,332        1,932,237
                                             ----------       ----------
   TOTAL                                     $6,479,213       $6,594,950
                                             ==========       ==========

    Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    Major sources and related amounts of net investment income are as follows:

                                      2006           2005           2004
                                    --------       --------       --------
Bonds                               $412,257       $445,017       $429,569
Preferred stocks                       5,422          1,048          1,688
Mortgage loans                        23,466         26,540         27,822
Contract loans                       354,790        337,277        314,403
Cash and short-term investments       18,176          5,910          2,911
Other invested assets                    172          5,194          7,135
                                    --------       --------       --------
GROSS INVESTMENT INCOME              814,283        820,986        783,528
Investment expenses                   14,167         14,835         15,345
                                    --------       --------       --------
NET INVESTMENT INCOME               $800,116       $806,151       $768,183
                                    ========       ========       ========

    Realized capital gains and losses and proceeds from sales of investments in bonds, excluding calls and maturities and before transfer of certain net gains to the IMR, consist of the following:

                                                       2006            2005           2004
                                                    ----------      ----------      --------
Realized gains                                      $   26,626      $   39,641      $ 11,269
Realized losses                                        (36,490)        (10,427)       (1,604)
                                                    ----------      ----------      --------
NET REALIZED (LOSSES) GAINS FROM SALES OF BONDS     $   (9,864)     $   29,214      $  9,665
                                                    ==========      ==========      ========
PROCEEDS FROM SALES OF BONDS                        $1,425,821      $1,271,113      $352,610
                                                    ==========      ==========      ========

    Realized capital losses included $13,141, $8,697 and $1,588 in write downs of securities that experienced an other-than-temporary decline in value in 2006, 2005 and 2004, respectively.

    Cash and securities with carrying value of approximately $73,923 and $81,789, respectively were deposited by the Company under requirements of regulatory authorities as of December 31, 2006 and 2005.

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    The Company engages in transactions in which U.S. Treasury securities are loaned to selected broker/dealers. Collateral, equal to 102% of the fair value of securities lent plus accrued interest, is received in the form of cash or marketable securities issued by the U.S. Government or its agencies. The Company monitors the fair value of securities loaned and the collateral received on a daily basis, with additional collateral obtained as necessary. The Company is subject to the risk of loss to the extent that the loaned securities are not returned and the value of the collateral is less than the market value of the securities loaned. Management believes the probability of such an event is unlikely.

    The Company is a participant in the Swiss Re Money Market Fund ("SRMMF"), governed by an agreement among affiliates, whereby participants pool funds and invest primarily in highly liquid short-term investments. Each participant owns shares in the fund that are carried at a net asset value of $1 per share. Swiss Re Asset Management (Americas), Inc. ("SRAM"), an affiliated entity, is the investment manager of the account and provides related accounting services. At December 31, 2006 and 2005, the Company had $191,038 and $70,027, respectively, invested in the SRMMF.

    All-risk or multi-peril insurance coverage containing a mortgage loss payable clause in favor of the Company is required on all properties covered by mortgage loans for no less than the full insurance value.

    The maximum percentage of any one loan to the value of security at the time of the loans, exclusive of insured or guaranteed mortgages, was 75%.

    Loan balances at December 31, 2006 and 2005 was as follows:

                                           2006         2005
                                         --------     --------
Non-impaired loans                       $197,399     $272,398
Impaired loans, net of allowance              192        1,969
                                         --------     --------
Total                                    $197,591     $274,367
                                         ========     ========
Average investment in impaired loans     $  1,081     $  2,783
                                         ========     ========

    As of December 31, 2006, there were no loans with interest more than 180 days past due or with interest reductions. The Company had no taxes, assessments or amounts advanced and not included in the mortgage loan total.

    Activity in the allowance reserves for the years ended December 31, 2006 and 2005 was as follows:

                                                      2006        2005
                                                    -------      ------
Beginning balance, January 1                        $ 1,347      $  838
Writedowns for other-than-temporary impairments       2,800       1,327
Recoveries paid in full                              (4,140)       (818)
                                                    -------      ------
Ending balance, December 31                         $     7      $1,347
                                                    =======      ======

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

6.  BORROWED FUNDS

    The Company utilizes reverse repurchase ("reverse repo") agreements as part of an overall income enhancement program. When market conditions permit, the Company borrows funds in the reverse repo market and invests the proceeds in short-term securities at a slightly higher yield. At December 31, 2006, the Company had $75,789 of reverse repo outstanding including interest of $114. The reverse repo matured in January 2007 and were at an average rate of 5.10%.

    At December 31, 2006, the securities underlying the reverse repo agreements were primarily comprised of U.S. Government agency mortgage-backed securities and United States Treasury Securities, whose maturity dates and interest rates ranged from 2012 to 2036 and 0.0% to 8.0%, (the securities with 0.0% interest rate consist of U.S. Treasury Principal Strips with an effective yield of 4.76%). At December 31, 2006 the book value and fair value of these securities were $73,721 and $75,050, respectively.

7.  LIFE PREMIUMS AND ANNUITY CONSIDERATIONS DUE AND UNCOLLECTED

    The following table reflects due and uncollected life insurance premiums and annuity considerations at December 31, 2006:

                                      GROSS      NET OF LOADING
                                     -------     --------------
Ordinary life (new business)         $   337         $   334
Ordinary life (renewal business)      31,605          27,286
Group life                               325             325
                                     -------         -------
Total                                $32,267         $27,945
                                     =======         =======

8.  AGGREGATE RESERVES FOR LIFE AND ACCIDENT AND HEALTH CONTRACTS

    Reserves for life policies are generally computed on the net level premium method, Commissioners' Reserve Valuation Method, while reserves for accident and health contracts are generally computed on the two-year preliminary term method. The reserves are based on statutory mortality, morbidity and interest assumptions without consideration of withdrawals, except for annuities, which do anticipate lapse and withdrawal activity. Accident and health reserves are generally calculated at interest rates ranging from 2.5% to 6.0% using the 1964 Commissioners' Disability Table and 1985 Commissioners' Individual Disability Table A. Life policy reserves are principally determined by using the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality tables with valuation interest rates ranging from 2.25% to 7.0%. Reserves for individual and group annuity contracts are based principally on 1971 and 1983 Individual and Group Annuity Mortality tables with assumed interest rates ranging from 3.0% to 11.5%.

    Policy reserves for deferred annuity contracts are calculated using the Commissioners' Annuity Reserve Valuation Method with interest rates ranging from 2.5% to 10.0%. Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. The tabular interest on funds not involving life contingencies has been calculated as the product of the valuation rate of interest times the average daily outstanding deposit fund liability. Reserves for all other annuity and supplementary contracts are calculated using various mortality tables and interest rates ranging from 3.0% to 13.25%.

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    The Company waives deduction of deferred fractional premiums upon deaths of insured and returns any portion of the final premium beyond the date of death. A reserve is held where a surrender value is promised in excess of the legally computed reserves, if any.

    Extra premiums are charged for policies covering substandard lives. Reserves for substandard policies with flat extra charges are determined by computing the regular mean reserve and adding one-half (1/2) of the extra premium charge for the year. Mean reserves for table related substandard policies are based on appropriate multiples of standard rates of mortality.

    At December 31, 2006, the Company had $3,818,655 of insurance inforce, for which the maximum gross premiums were less than the net premiums, according to the standard of valuation set by the Department. Premium deficiency reserves for the above insurance totaled $32,749. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

    The following table reflects withdrawal characteristics of annuity reserves and deposit fund liabilities at December 31, 2006:

                                                                AMOUNT       % OF TOTAL
                                                              ----------     ----------
Subject to discretionary withdrawal - with adjustment:
   - at book value less surrender charge of 5% or more        $   76,693         6.5%
   - at fair value                                                22,625         1.9%
                                                              ----------       -----
   SUBTOTAL                                                       99,318         8.4%
Subject to discretionary withdrawal - without adjustment:
   - at book value (minimal or no charge or adjustment)          926,049        78.8%
Not subject to discretionary withdrawal                          149,864        12.8%
                                                              ----------       -----
   TOTAL (GROSS)                                               1,175,231       100.0%
Reinsurance ceded                                                471,499
                                                              ----------
NET ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES             $  703,732
                                                              ==========

9.  FEDERAL INCOME TAXES

    The components of the net deferred tax asset ("DTA") are as follows:

                                                 DECEMBER 31,
                                           ------------------------
                                              2006           2005
                                           ---------      ---------
Total gross DTAs                           $ 186,928      $ 205,939
Total deferred tax liabilities ("DTL")       (26,203)       (32,833)
                                           ---------      ---------
   Net DTA                                   160,725        173,106
Non-admitted DTA                            (131,745)      (144,150)
                                           ---------      ---------
   Net admitted DTA                        $  28,980      $  28,956
                                           =========      =========
Decrease in non-admitted DTA               $ (12,405)     $ (54,085)
                                           =========      =========
There are no unrecognized DTLs.

    Current income tax incurred consists of the following components

                                                   YEAR ENDED DECEMBER 31,
                                              ---------------------------------
                                                2006         2005         2004
                                              -------      -------      -------
Current year (benefit)/expense                $  (983)     $36,006      $55,233
Prior year return to provision adjustment      (6,574)      (1,122)      (8,418)
                                              -------      -------      -------
Federal income taxes incurred                 $(7,557)     $34,884      $46,815
                                              =======      =======      =======

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    The components of DTAs and DTLs and changes therein are as follows:

                                                                DECEMBER 31,
                                                   --------------------------------------
                                                      2006           2005         CHANGE
                                                   ---------      ---------      --------
DTAs resulting from book/tax differences in:
   Invested assets                                 $   1,846      $   4,025      $ (2,179)
   Deferred acquisition costs                        121,669        138,662       (16,993)
   Aggregate reserves and contract liabilities        44,042         47,121        (3,079)
   Net capital loss carryforward                       4,231              -         4,231
   Other                                              15,140         16,131          (991)
                                                   ---------      ---------      --------
      Total DTA                                      186,928        205,939       (19,011)
      DTA non-admitted                              (131,745)      (144,150)       12,405
                                                   ---------      ---------      --------
      DTA admitted                                    55,183         61,789        (6,606)
                                                   ---------      ---------      --------
DTLs resulting from book/tax differences in:
   Premiums deferred and uncollected                  (1,216)        (1,310)           94
   Deferred gain                                     (24,586)       (29,748)        5,162
   Other                                                (401)        (1,775)        1,374
                                                   ---------      ---------      --------
      Total DTLs                                     (26,203)       (32,833)        6,630
                                                   ---------      ---------      --------
      Net admitted DTA                             $  28,980      $  28,956      $     24
                                                   =========      =========      ========

    The change in net deferred income taxes is comprised of the following:

                                                              DECEMBER 31,
                                                       ------------------------
                                                          2006           2005          CHANGE
                                                       ---------      ---------      ---------
Total DTAs                                             $ 186,928      $ 205,939      $ (19,011)
Total DTLs                                               (26,203)       (32,833)         6,630
                                                       ---------      ---------      ---------
Net DTA                                                $ 160,725      $ 173,106        (12,381)
                                                       =========      =========
Tax effect of unrealized gains/(losses)                                                  1,810
                                                                                     ---------
Change in net deferred income tax (charge)/benefit                                   $ (10,571)
                                                                                     =========

    Total statutory income taxes differ from the amount that would be obtained by applying the statutory federal income tax rate of 35% to net gain (loss) from operations and capital gains (losses). Among the more significant book to tax adjustment in 2006 are the following:

                                                     TAX EFFECT     EFFECTIVE
                                         AMOUNT        AT 35%        TAX RATE
                                        --------     ----------     ---------
Net gain from operations                $ 97,929      $34,275
Realized capital losses/gains            (19,182)      (6,714)
                                        --------      -------
                                          78,747       27,561          35.0%
Capitalized ceding commissions           (27,284)      (9,549)        -12.1%
IMR Amortization                          (8,025)      (2,809)         -3.6%
General business tax credits             (11,074)      (3,876)         -4.9%
Purchase price adjustments                (4,847)      (1,697)         -2.2%
Changes in surplus                         3,952        1,383           1.7%
Prior period adjustments                 (21,195)      (7,418)         -9.4%
Other                                     (1,659)        (580)         -0.7%
                                        --------      -------         -----
Total                                   $  8,615      $ 3,015           3.8%
                                        ========      =======         =====
Federal income tax benefit                            $(7,557)         -9.6%
Change in net deferred income taxes                    10,571          13.4%
                                                      -------         -----
Total statutory income taxes                          $ 3,014           3.8%
                                                      =======         =====

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    The amount of federal income taxes incurred and available for recoupment in the event of future net losses is:

2006          $     -
2005          $36,774
2004          $59,134

    The Company is included in a consolidated life insurance company federal income tax return filed by its Parent, Swiss Re Life & Health America Inc. ("SRLHA" or the "Parent"). Companies included in the consolidated return are as follows:

    o   Swiss Re Life & Health America Inc.
    o   Reassure America Life Insurance Company
    o Sage Life Assurance of America, Inc. (for the period from January 21, 2006 through the date of its merger into Valley Forge Life Insurance Company on September 30, 2006)
    o Southwestern Life Insurance Company (through the date of its merger into Valley Forge Life Insurance Company on December 28, 2006)
    o   Valley Forge Life Insurance Company
    o   Aldgate Reinsurance Company Limited
    o Atlantic International Reinsurance Company Ltd (from the date of its contribution to SRLHA on December 22, 2005)

    The method of allocation among the companies is subject to a written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with credit for net losses utilizable on a separate company basis or in consolidation. Intercompany balances are settled annually. At December 31, 2006 and 2005, the Company had a (receivable) payable to its Parent under the agreement of $(4,417) and $30,994, respectively.

10. CAPITAL AND SURPLUS

    Life and health insurance companies are subject to certain risk-based capital ("RBC") requirements as specified by the NAIC. Under these requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, the Company exceeds the minimum RBC requirements.

    Under Illinois insurance regulations, the Company is limited in the amount of dividends it may pay its shareholders. The maximum dividend generally permitted is the greater of the prior year's statutory-basis net income or ten percent of the prior year's statutory-basis capital and surplus. Extraordinary dividends above these general statutory limitations may be paid with the prior approval of the Department. Due to the Company's deficit in unassigned surplus as of December 31, 2006, the Company may not pay any dividends without prior approval from the Department.

    On May 8, 2006, the Company received approval to pay a dividend in the amount of $295,000, which was paid on May 22, 2006. The dividend was reported as a paid-in surplus adjustment.

    In May, 2005, after receiving approval from the Department, the Company paid a cash dividend to its Parent of $220,000. The dividend was recorded as a paid-in surplus adjustment.

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    For the years ended December 31, 2006, 2005 and 2004, the Company capitalized ceding commissions (net of taxes) of $0, $209,500 and $90,286, respectively, and amortized $27,284, $56,913 and $34,212, respectively, as commissions and expense allowances on reinsurance ceded in its Summary of Operations.

    The reported deficit at December 31, 2006 includes the following items:

Unrealized gains                          $  (1,549)
Non-admitted asset values                 $(146,081)
Asset valuation reserve                   $ (44,779)
Reinsurance in unauthorized companies     $       -

11. REINSURANCE

    In the normal course of business, the Company cedes to reinsurers risk that exceeds retention limits. Contracts for insurance ceded do not relieve the Company of its obligations to policyholders. The Company has not entered into any new reinsurance agreements in 2006, 2005 and 2004.

    Effective January 1, 2005, the Company completed a coinsurance agreement with a third party whereby the Company reinsured 40% of a block of ordinary life and annuity insurance business. Prior to 2005, the Company had assumed 60% of this business. Under the terms of this agreement, the Company assumed approximately $404,000 of assets and liabilities and paid an initial ceding commission of $25,500.

    On December 23, 2004, the Company received approval from the Department to cede 90% of certain life insurance contracts to Aldgate, under a funds withheld reinsurance agreement with an effective date of October 1, 2004. On January 20, 2005, the Company ceded to Aldgate approximately $1,467,000 of reserves and recorded a funds withheld liability for the same amount, while receiving an initial ceding allowance of $209,500.

    Effective April 1, 2004, the Company entered into a funds withheld reinsurance agreement with SRZ, an affiliate, to cede certain life insurance contracts. In accordance with the terms of the agreement, the Company established an initial funds withheld liability of $950,700. The Company recorded an after-tax gain on reinsurance ceded of $90,300 which was deferred in surplus and is being amortized over the expected life of the business. Effective October 1, 2004, the Company recaptured from SRZ certain life insurance contracts previously ceded. In accordance with the terms of the agreement, the Company reduced its funds withheld liability by $449,000.

    The Company's policy generally is to require collateral from those reinsurers not authorized to conduct reinsurance business in Illinois in an amount at least equal to the statutory reserves reinsured. Collateral held, in the form of letters of credit, funds deposited and miscellaneous credit balances, was $8,136,191 and $7,712,107 at December 31, 2006 and 2005,
    respectively.

    The Company retrocedes a substantial portion of assumed risks to European Reinsurance Company of Zurich ("ERZ"), SRZ, SRLHA and Aldgate, each affiliated companies.

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    Reinsurance ceded to affiliated and non-affiliated companies (reduced) increased amounts reported in the accompanying financial statements at December 31, 2006, 2005 and 2004, and for the years then ended, as follows:

DECEMBER 31, 2006

BALANCE SHEET                                                       AFFILIATED      NON-AFFILIATED        TOTAL
--------------------------------------------------------------     -----------      --------------     -----------
Premiums due and uncollected and experience rated refunds          $   (78,286)      $   (13,527)      $   (91,813)
Aggregate reserves and contract claims liabilities                  (8,979,180)         (582,906)       (9,562,086)
Funds held under reinsurance treaties                               (7,763,375)                -        (7,763,375)
Other amounts due from reinsurers                                       42,740            19,607            62,347
INCOME STATEMENT
--------------------------------------------------------------     -----------       -----------       -----------
Premiums and annuity considerations                                   (536,511)          (73,393)         (609,904)
Commissions and expense allowances on reinsurance ceded                 75,772            19,779            95,551
Policy benefits and increase in reserves                            (1,074,787)         (142,989)       (1,217,776)
Interest on funds withheld for reinsurers                              603,976                 -           603,976

DECEMBER 31, 2005

BALANCE SHEET                                                       AFFILIATED      NON-AFFILIATED        TOTAL
--------------------------------------------------------------     -----------      --------------     -----------
Premiums due and uncollected and experience rated refunds          $   (87,990)      $   (18,262)      $  (106,252)
Aggregate reserves and contract claims liabilities                  (8,719,554)         (575,861)       (9,295,415)
Funds held under reinsurance treaties                               (7,651,168)                -        (7,651,168)
Other amounts due from reinsurers                                       39,820            25,792            65,612
INCOME STATEMENT
--------------------------------------------------------------     -----------       -----------       -----------
Premiums and annuity considerations                                 (2,121,514)          (83,662)       (2,205,176)
Commissions and expense allowances on reinsurance ceded                 96,036            42,911           138,947
Policy benefits and increase in reserves                            (2,501,516)         (108,823)       (2,610,339)
Interest on funds withheld for reinsurers                              624,605                 -           624,605

DECEMBER 31, 2004

BALANCE SHEET                                                       AFFILIATED      NON-AFFILIATED        TOTAL
--------------------------------------------------------------     -----------      --------------     -----------
Premiums due and uncollected and experience rated refunds          $   (24,636)      $   (20,019)      $   (44,655)
Aggregate reserves and contract claims liabilities                  (6,211,299)       (1,614,908)       (7,826,207)
Funds held under reinsurance treaties                               (6,207,650)                -        (6,207,650)
Other amounts due from reinsurers                                       45,934            25,615            71,549
INCOME STATEMENT
--------------------------------------------------------------     -----------       -----------       -----------
Premiums and annuity considerations                                   (988,863)          (91,412)       (1,080,275)
Commissions and expense allowances on reinsurance ceded                 97,960            52,520           150,480
Policy benefits and increase in reserves                            (1,249,290)         (114,104)       (1,363,394)
Interest on funds withheld for reinsurers                              495,320                 -           495,320

12. RELATED PARTY TRANSACTIONS

    See Note 11 for disclosures regarding the Company's reinsurance activities with affiliates.

    The Company had net amounts due to affiliates of $20,630 and $8,258 at December 31, 2006 and 2005, respectively. Settlements take place quarterly.

    SRAM provides the Company with investment management and investment accounting services. SRAM manages the Company's portfolio of investments on behalf of, at the direction of, and within the parameters established by the Company. The Company pays SRAM a fee for services based upon the fair value of the securities in the Company's portfolio. Fees are payable quarterly in advance and amounted to $8,080, $10,918 and $10,846 in 2006, 2005 and 2004, respectively.

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    The Parent provides certain general management services to the Company. The Company reimburses the Parent for the cost of salaries and related benefits incurred by the Parent on behalf of the Company. The Company incurred related costs in the amount of $36,137, $21,863 and $23,563 in 2006, 2005 and 2004, respectively. Costs are settled quarterly.

13. COMMITMENTS AND CONTINGENCIES

    From time to time, legal actions against the Company have arisen in the ordinary course of its business. In the judgment of management, resolution of contingent liabilities and other matters would not have a material effect on the Company's capital and surplus.

    At December 31, 2006 and 2005, the Company had a lease liability accrual, net of amortization, of $14,824 and $17,681, respectively. In 2006, 2005 and 2004, the Company amortized $2,857, $3,588, and $5,078, respectively.

    The Company has leases for office space that expire at various time through December 31, 2013. Total rent expense, net of subleases and before amortization of the lease liability accrual, was $4,687, $4,227 and $4,867 for 2006, 2005 and 2004, respectively.

    The future minimum rental payments, net of sublease commitments, for these leases through the end of the lease terms are as follows:

2007                                 $ 3,619
2008                                   3,881
2009                                   2,369
2010                                   2,517
2011                                   2,671
2012 and beyond                        5,268
                                     -------
TOTAL MINIMUM PAYMENTS               $20,325
                                     =======

    Effective December 1, 2003, the Company entered into an administrative-service agreement with a vendor to provide policyholder administration services for a significant portion of the Company's business. Subject to certain termination provisions, the agreement is for a ten-year period.

14. BENEFIT PLANS

    EMPLOYEE RETIREMENT PLAN

    The Company participates in the Swiss Re Group U.S. Employees' Pension Plan, a qualified, noncontributory defined benefit pension plan sponsored by Swiss Re America Holding Company ("SRAH"). The plan covers substantially all of the SRAH, SRLHA employees. The Company has no legal obligation for benefits under this plan. SRAH allocates amounts to the Company based on salary ratios as compared to all companies participating in the plan. Expenses recognized by the Company were $1,640, $1,010 and $1,257 in 2006, 2005 and 2004, respectively. The Pension Plan was closed to employees hired on or after July 1, 2005. The vesting provision was also changed from five years to three years of service.

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    POST-RETIREMENT BENEFIT PLAN

    The Company provides certain post-retirement benefits to retired employees through a plan sponsored by SRAH. The Company has no legal obligation for benefits under this plan. Substantially all employees may become eligible for these benefits after meeting age and service requirements. Life insurance benefits are based on percentages of final salary and gradually reduce after retirement, with both maximum dollar and minimum percentage limits. The contribution to this plan will be capped in the year 2010 for participants that were not at least age fifty-five with at least ten years of service, or whose age and years of service did not add up to at least seventy-five years by December 31, 2005.

    In 2006, 2005 and 2004, the Company recognized post-retirement benefit expenses of $128, $332 and $250, respectively.

    DEFINED CONTRIBUTION PLAN

    The Swiss Re Group U.S. Employees' Savings Plan (the "Savings Plan") is a defined contribution plan in which eligible employees of the Company and certain affiliates may elect to participate. The Savings Plan provides for contributions by employees and matching contributions by the Parent, subject to certain limitations. Expenses incurred in connection with the Savings Plan are allocated to the Company by the Parent in accordance with the intercompany cost sharing agreement.

15. PARTICIPATING POLICIES

    As of December 31, 2006, the Company had approximately 1% of participating policies in force. Dividends are accounted for on the policy anniversary. A liability is established for dividends anticipated to be paid in the subsequent calendar year. As of December 31, 2006, 2005 and 2004, respectively, the Company incurred $8,189, $4,993 and $8,383 in dividend expense. The Company did not allocate any additional income to participating policyholders during these years.

16. SUBSEQUENT EVENTS

    On May 23, 2007, after receiving approval from the Department, the Company paid a cash dividend to its Parent, of $109,000.

    On May 8, 2007, the Company and Conseco Insurance Group ("Conseco") announced the signing of agreements under which the Company will reinsure, on a coinsurance basis, certain inforce equity-indexed annuity and fixed annuity policies. Under the agreements, Conseco will transfer to the Company approximately $3,000,000 of statutory policy liabilities and other reserves, as well as the assets backing the policies. The Company will pay a ceding commission of approximately $76,500 and also assume administration of the policies. The transaction, which is subject to regulatory approval in several states, has an effective date of January 1, 2007 and is expected to close prior to year end 2007.

    In June 2007, the Company became aware that a policyholder under certain business ceded to the Company, may surrender certain of its policies for which there are approximately $1,000,000 in policy loans outstanding in the aggregate. In September 2007, the Company received confirmation of the policyholder's intent to surrender such policies during the fourth quarter of 2007. The surrender of these policies is not expected to have a material impact on the Company's statement of operations as the contracts are fully retroceded.

REASSURE AMERICA LIFE INSURANCE COMPANY
Notes to Statutory-Basis Financial Statements
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

    On or about September 10, 2007, the Company and certain of its affiliates reached an agreement with RSA Financial Services, Inc. (the "indemnitor") and certain of its current and former affiliates to terminate the Indemnitor's indemnification obligations under a Stock Purchase Agreement dated as of March 3, 1999 (the "SPA") in respect of the Class Action, as defined below.

    Pursuant to the SPA, the Indemnitor agreed to indemnify the Company for, among other matters, any exposures in excess of $1,300 arising from a Class Action Complaint filed on April 8, 1997 with the Circuit Court of Cook County, Illinois (the "Class Action"). While the Company has reserved for the Class Action it cannot determine the outcome of the above noted matter and it is reasonably possible that any settlement may ultimately exceed the Company's accrual by $15,000 to $30,000.

REASSURE AMERICA LIFE INSURANCE COMPANY
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME EARNED
  Government  bonds                                                                           $   73,375
  Other bonds (unaffiliated)                                                                     338,883
  Preferred stocks (unaffiliated)                                                                  5,422
  Common stocks (unaffiliated)                                                                         -
  Real estate                                                                                         97
  Mortgage loans                                                                                  23,466
  Contract loans                                                                                 354,790
  Cash and short-term investments                                                                 18,177
  Derivative instruments                                                                               -
  Other invested assets                                                                             (680)
  Aggregate write-ins for investment income                                                          753
                                                                                              ----------
GROSS INVESTMENT INCOME                                                                       $  814,283
                                                                                              ==========
MORTGAGE LOANS - BOOK VALUE
  Resident mortgages (book value, in good standing)                                           $        -
  Commercial mortgages (book value, in good standing)                                            197,591
  Commercial  and residential mortgages (book value, with interest over 90 days)                       -
                                                                                              ----------
TOTAL MORTGAGE LOANS                                                                          $  197,591
                                                                                              ==========
Bonds and stock of parents, subsidiaries and affiliates - book value
  Preferred stocks                                                                                     -
  Bonds                                                                                                -

BONDS AND SHORT-TERM INVESTMENTS BY MATURITY AND CLASS
  Bonds and short-term investments by maturity (amortized cost):
    Due within one year or less                                                               $1,205,642
    Over one year through five years                                                           1,552,602
    Over five years through ten years                                                          1,871,696
    Over ten years through twenty years                                                        1,306,802
    Over twenty years                                                                          1,233,513
                                                                                              ----------
      TOTAL BY MATURITY                                                                       $7,170,255
                                                                                              ==========

BONDS AND SHORT-TERM INVESTMENTS BY CLASS (AMORTIZED COST)
  Class 1                                                                                     $5,843,261
  Class 2                                                                                      1,107,288
  Class 3                                                                                         96,949
  Class 4                                                                                         95,548
  Class 5                                                                                         24,007
  Class 6                                                                                          3,202
                                                                                              ----------
      TOTAL BY CLASS                                                                          $7,170,255
                                                                                              ==========

REASSURE AMERICA LIFE INSURANCE COMPANY
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE
  Ordinary                                                                                   $15,591,171
  Group life                                                                                     218,978
AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER ORDINARY POLICIES                          2,269,859

LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN FORCE
  Ordinary                                                                                     7,237,128
  Group life                                                                                      92,796

SUPPLEMENTAL CONTRACTS IN FORCE
  Ordinary - not involving life contingencies - income payable                               $     3,539
  Ordinary - not involving life contingencies - amount on deposit                                 11,529
  Group - not involving life contingencies - income payable                                            -

  Ordinary - involving life contingencies - income payable                                         3,423
  Ordinary - involving life contingencies - amount on deposit                                     17,226
  Group - involving life contingencies - income payable                                              726
  Group - involving life contingencies - amount on deposit                                         3,478

ANNUITIES (ORDINARY)
  Immediate - amount of income payable                                                       $     9,724
  Deferred - fully paid account balance                                                          487,921
  Deferred - not fully paid account balance                                                      374,369
  Group - Amount of income payable                                                                 1,113
  Group - fully paid account balance                                                               3,266
  Group - not fully paid account balance                                                           5,050

ACCIDENT AND HEALTH INSURANCE - PREMIUMS IN FORCE
  Ordinary                                                                                   $ 1,062,235
  Group                                                                                                4

DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS
  Deposit funds - account balance                                                            $    15,466
  Dividend accumulations - account balance                                                        31,951

REASSURE AMERICA LIFE INSURANCE COMPANY
Supplemental Schedule of Investment Risks Interrogatories
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   1. The Company's total admitted assets as reported in the Statements of Admitted Assets, Liabilities and Surplus was $11,440,522 at December 31, 2006.

   2. The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans at December 31, 2006 are as follows:

                                                        PERCENTAGE OF TOTAL
INVESTMENT CATEGORY                       AMOUNT          ADMITTED ASSETS
---------------------------------------------------------------------------
JP Morgan Chase & Company                101,658                0.9%
Morgan Stanley Capital                    47,596                0.4%
Bank of America                           45,185                0.4%
General Electric Capital                  44,505                0.4%
Bear Stearns Mortgage                     39,870                0.3%
Countrywide                               39,233                0.3%
Wachovia Corporation                      37,211                0.3%
Conoco Philips                            37,167                0.3%
Household Finance Corp.                   35,610                0.3%
Citigroup Inc.                            32,628                0.3%

   3. The amounts and percentages of the Company's total admitted assets held in bonds and preferred stocks by NAIC rating is as follows:

                    BONDS                                     PREFERRED STOCK
--------------------------------------------     ------------------------------------------
NAIC-1           $5,843,261            51.1%     P/RP-1             $21,539            0.2%
NAIC-2            1,107,288             9.7%     P/RP-2              37,390            0.3%
NAIC-3               96,949             0.8%     P/RP-3                   -            0.0%
NAIC-4               95,548             0.8%     P/RP-4                   -            0.0%
NAIC-5               24,007             0.2%     P/RP-5               7,630            0.1%
NAIC-6                3,202             0.0%     P/RP-6                   -            0.0%

   4. Assets held in foreign investments are greater than 2.5% of the Company's total admitted assets.

   5. The aggregate foreign investment exposure categorized by the country's NAIC sovereign rating is as follows:

                                                        PERCENTAGE OF TOTAL
                                          AMOUNT          ADMITTED ASSETS
                                         --------       -------------------
Countries rated NAIC-1                   $407,553                       3.6%
Countries rated NAIC-2                     75,097                       0.7%
Countries rated NAIC-3 or below            16,932                       0.1%
                                         --------       -------------------
                                         $499,582                       4.4%
                                         ========       ===================

REASSURE AMERICA LIFE INSURANCE COMPANY
Supplemental Schedule of Investment Risks Interrogatories
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

   6. The two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating is as follows:

                                                                  PERCENTAGE OF
                                                                  TOTAL ADMITTED
                                                  AMOUNT              ASSETS
                                                 --------         --------------
COUNTRIES RATED NAIC 1
  United Kingdom                                  115,218               1.0%
  Australia                                        59,932               0.5%

COUNTRIES RATED NAIC -2
  Aruba                                            33,569               0.3%
  Mexico                                           26,711               0.2%

COUNTRIES RATED NAIC-3 OR BELOW
  Panama                                           11,891               0.1%
  IMF                                               5,042               0.0%

7.-9.  The Company has no unhedged foreign currency exposure.

  10.  The 10 largest non-sovereign foreign issues by NAIC rating:

                                                                  PERCENTAGE OF
                                                                  TOTAL ADMITTED
INVESTMENT CATEGORY                                 AMOUNT            ASSETS
--------------------------------------------------------------------------------
Arkle Mater Issue                                  $30,000              0.3%
Royal Bank of Scotland Group                        22,064              0.2%
HBOS plc                                            15,982              0.1%
Hutchinson Whampoa Financial                        15,231              0.1%
Transurban Group                                    15,000              0.1%
Sandvik AB                                          15,000              0.1%
Deutsche Telekom INT                                14,145              0.1%
Vodafone Group                                      13,493              0.1%
Nordbanken                                          12,819              0.1%
Development Bank of Singapore                       11,939              0.1%

  11. Assets held in Canadian investments are less than 2.5% of the Company's total admitted assets.

  12. Assets held in investments with contractual sales restrictions are less than 2.5% of the Company's total admitted assets.

  13. Assets held in equity interests are less than 2.5% of the Company's total admitted assets.

  14. Assets held in non-affiliated, privately placed equities are less than 2.5% of the Company's total admitted assets.

  15. Assets held in general partnership interests are less than 2.5% of the Company's total admitted assets.

REASSURE AMERICA LIFE INSURANCE COMPANY
Supplemental Schedule of Investment Risks Interrogatories
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

  16. Mortgage loans reported in Schedule B are greater than 2.5% of the Company's total admitted assets.

       The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties. The 10 largest aggregate mortgage interests are the following:

                                                                 PERCENTAGE OF
                                                                 TOTAL ADMITTED
     TYPE                             AMOUNT                         ASSETS
--------------                       --------                    --------------
 1  Commercial                       $ 6,699                          0.1%
 2  Commercial                         6,271                          0.1%
 3  Commercial                         5,488                          0.0%
 4  Commercial                         5,212                          0.0%
 5  Commercial                         4,970                          0.0%
 6  Commercial                         4,573                          0.0%
 7  Commercial                         4,528                          0.0%
 8  Commercial                         4,281                          0.0%
 9  Commercial                         3,358                          0.0%
10  Commercial                         3,280                          0.0%

  17. The aggregated mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as follows:

                                   PERCENTAGE OF                    PERCENTAGE OF                       PERCENTAGE OF
                                  TOTAL ADMITTED                   TOTAL ADMITTED                      TOTAL ADMITTED
 LOAN TO VALUE    RESIDENTIAL        ASSETS          COMMERCIAL       ASSETS          AGRICULTURAL          ASSETS
 -------------    ------------------------------     ----------------------------     -------------------------------
1     Above 95%    $        -               0.0%       $      -              0.0%      $         -               0.0%
2    91% to 95%             -               0.0%          1,917              0.0%                -               0.0%
3    81% to 90%             -               0.0%              -              0.0%                -               0.0%
4    71% to 80%             -               0.0%              -              0.0%                -               0.0%
5     Below 70%             -               0.0%        195,673              1.7%                -               0.0%

                                                            PERCENTAGE
                                                             OF TOTAL
                                                             ADMITTED
                                               AMOUNT         ASSETS
                                               -----------------------
 6   Construction loans                             -               -
 7   Mortage loans over 90 days past due            -               -
 8   Mortgage loans in the process of foreclosure   -               -
 9   Mortgage loans foreclosed                      -               -
10   Restructured mortgage loans                    -               -

REASSURE AMERICA LIFE INSURANCE COMPANY
Supplemental Schedule of Investment Risks Interrogatories
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

  18. Assets held in real estate are less than 2.5% of the Company's total admitted assets.

  19. The amounts and percentages of the Company's total admitted assets subject to the following types of agreements are as follows:

                                                    PERCENTAGE OF
                                                        TOTAL
                                                       ADMITTED      1ST QUARTER    2ND QUARTER    3RD QUARTER
                                         AMOUNT         ASSETS          AMOUNT         AMOUNT         AMOUNT
                                         -------    -------------    -----------    -----------    -----------

Securities lending
Repurchase agreements
Reverse repurchase agreements            $75,675         0.7%          $82,133        $73,026        $91,430
Dollar repurchase agreements
Dollar reverse repurchase agreements

  20.  The Company has no warrants.

  21.  The Company has no potential exposure for collars, swaps or forwards.

  22.  The Company has no potential exposure for futures contracts.

REASSURE AMERICA LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

                                                                                          ADMITTED ASSETS AS REPORTED
                                                             GROSS INVESTMENT HOLDINGS      IN THE ANNUAL STATEMENT
                                                             -------------------------    ---------------------------
                                                                AMOUNT           %            AMOUNT           %
                                                             ------------    ---------    --------------    ---------
BONDS
  U.S. treasury securities                                    $   256,722       2.32%        $   256,722       2.32%
  U.S. government agency and corporate
  obligations (excluding mortgage-backed securities)
    Issued by U.S. government agencies                                785       0.01%                785       0.01%
    Issued by U.S. government sponsored agencies                  729,829       6.60%            729,829       6.60%
  Foreign government (including Canada, excluding mortgage
  -backed securities)                                              68,283       0.62%             68,283       0.62%
  Securities issued by states, territories and
  possessions and political subdivisions in the U.S.:
    State, territory and possession general obligations                 -          -                   -          -
    Political subdivisions of states, territories and
    possessions general obligations                                10,298       0.09%             10,298       0.09%
    Revenue and assessment obligations                             40,638       0.37%             40,638       0.37%
  Mortgage-backed securities
  (includes residential and commercial MBS):
    Pass-through securities:
      Guaranteed by GNMA                                          118,919       1.07%            118,919       1.07%
      Issued by FNMA and FHLMC                                    229,490       2.08%            229,490       2.08%
      All other
    CMOs and REMICs
      Issued by GNMA, FNMA and FHLMC                              897,416       8.11%            897,416       8.11%
      All other privately issued                                  213,046       1.93%            213,046       1.93%
OTHER DEBT AND OTHER FIXED INCOME SECURITIES
  (excluding short term):
  Unaffiliated domestic securities
    (includes credit tenant loans rated by the SVO)             3,396,568      30.70%          3,396,568      30.70%
  Unaffiliated foreign securities                                 517,220       4.68%            517,220       4.68%

EQUITY INTEREST
  Preferred stock
    Unaffiliated                                                   66,559       0.60%             66,559       0.60%
OTHER EQUITY SECURITIES
  Affiliated
MORTGAGE LOANS
  Single family residential
  Commericial loans                                               197,591       1.79%            197,591       1.79%
REAL ESTATE INVESTMENTS
  Property held for sale                                              332       0.00%                332       0.00%
CONTRACT LOANS                                                  3,599,642      32.54%          3,599,642      32.54%
RECEIVABLE FOR SECURITIES                                             181       0.00%                181       0.00%
CASH AND SHORT-TERM INVESTMENTS                                   713,549       6.45%            713,549       6.45%
OTHER INVESTED ASSETS                                               4,913       0.04%              4,913       0.04%
                                                              -----------    -------         -----------     ------
  TOTAL INVESTED ASSETS                                       $11,061,981     100.00%        $11,061,981     100.00%
                                                              ===========    =======         ===========     ======

REASSURE AMERICA LIFE INSURANCE COMPANY
Note to Supplemental Schedules of Selected Statutory-Basis Financial Data December 31, 2006 (in thousands)
--------------------------------------------------------------------------------

NOTE - BASIS OF PRESENTATION

The accompanying schedules present selected statutory-basis financial data as of December 31, 2006 and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the General section of the National Association of Insurance Commissioners' Annual Statement Instructions and agrees to or is included in the amounts reported in the Company's 2006 Statutory Annual Statement as filed with the Illinois Department of Financial and Professional Regulation.

        UNAUDITED PROFORMA STATEMENT OF NET ADMITTED ASSETS, LIABILITIES
        ----------------------------------------------------------------
              AND SURPLUS - STATUTORY BASIS AS OF DECEMBER 31, 2006
              -----------------------------------------------------

                                             ---------------------------------------------------------------
                                                                               MERGER/OTHER
                                              VALLEY FORGE       REASSURE      ADJUSTMENTS        COMBINED
                                             ---------------------------------------------------------------
ADMITTED ASSETS
  Bonds                                      3,415,374,739    6,479,213,417                    9,894,588,156
  Other Invested Assets                        604,270,454    4,582,767,961   (399,000,000)    4,788,038,415 Notes 3 & 4
                                             ---------------------------------------------------------------
TOTAL INVESTED ASSETS                        4,019,645,193   11,061,981,378   (399,000,000)   14,682,626,571
                                             ---------------------------------------------------------------
  Other Assets                                  86,458,762      378,540,801                      464,999,563
  Separate Accounts Assets                     358,190,082                -                      358,190,082
                                             ---------------------------------------------------------------
TOTAL ASSETS                                 4,464,294,037   11,440,522,179   (399,000,000)   15,505,816,216
                                             ===============================================================
LIABILITIES
  Life and Health Reserves                   2,389,523,742    2,750,686,739                    5,140,210,481
  Deposit Type Contracts                       131,805,517      146,318,150                      278,123,667
  Other Policy and Contract Liabilities         58,174,584       35,498,726                       93,673,310
                                             ---------------------------------------------------------------
TOTAL POLICY AND CONTRACT LIABILITIES        2,579,503,843    2,932,503,615              -     5,512,007,458
                                             ---------------------------------------------------------------
  Funds Held Under Reinsurance Treaties        818,361,501    7,763,374,533                    8,581,736,034
  Other Liabilities                            247,036,018      406,410,779                      653,446,797
  Separate Accounts Liabilities                358,190,082                -                      358,190,082
                                             ---------------------------------------------------------------
TOTAL LIABILITIES                            4,003,091,444   11,102,288,927              -    15,105,380,371
                                             ===============================================================
CAPITAL AND SURPLUS
  Common Stock                                   2,500,000        2,500,000     (2,500,000)        2,500,000 Note 2
  Paid-in Surplus                              303,640,726      236,700,919   (225,501,685)      314,839,960 Notes 2, 3 & 4
  Unassigned Surplus                           155,061,867       99,032,333   (170,998,315)       83,095,885 Note 3
                                             ---------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                      461,202,593      338,233,252   (399,000,000)      400,435,845
                                             ===============================================================

TOTAL                                        4,464,294,037   11,440,522,179   (399,000,000)   15,505,816,216
                                             ===============================================================

MERGER TRANSACTION
------------------
NOTE 1 - Valley Forge Life Insurance Company ("VFL") is an Indiana domiciled stock life insurance company which is qualified to write life, annuity, and accident and health business in the District of Columbia and all states, except New York.

Reassure America Life Insurance Company ("Reassure") is an Illinois domiciled stock life insurance company which is qualified to write life, annuity and accident and health business in the District of Columbia and all states, except New York.

VFL and Reassure, are wholly-owned subsidiaries of Swiss Re Life & Health America Inc. ('SRLHA'), a U.S. life and health reinsurance company domiciled in the State of Connecticut. VFL and Reassure are indirect, wholly-owned subsidiaries of Swiss Reinsurance Company ("Swiss Re"), which is headquartered in Zurich, Switzerland.

The merger of Reassure and VFL is part of Swiss Re's ongoing effort to consolidate entities to gain administrative efficiencies. Under the merger transaction, Reassure will merge into VFL, with VFL as the surviving legal entity. Immediately following the merger, VFL will change its name to Reassure America Life Insurance Company. The proposed effective date of the merger is September 30, 2007.

The merger will be accounted as a Statutory merger under the Statement of Statutory Accounting Principles (SSAP) No. 68 - Business Combinations and Goodwill. All Reassure shares of capital stock will be cancelled and ceased to exist. No consideration of any kind will be given to shareholders of Reassure.

MERGER ADJUSTMENT
-----------------
NOTE 2 - Post-merger, Reassure's Common Stock of $2.5 million will be applied to Paid in Surplus as per SSAP 68.

SUBSEQUENT EVENT
----------------
NOTE 3 - On May 7, 2007, the Indiana Department of Insurance granted approval to Valley Forge to pay an extraordinary dividend of $290 million to its parent, Swiss Re Life & Health America Inc. ('SRLHA'). The amount was paid out of Cash & Short-term Investments on May 21, 2007. The dividend is being applied as follows: $171.0 million of the dividend is applied against Unassigned surplus and $119.0 million is applied against Paid in Surplus.

NOTE 4 - On May 16, 2007, the Illinois Department of Financial and Professional Regulation Division granted approval to Reassure to pay an extraordinary dividend of $109 million to its parent, SRLHA. The dividend was paid out of Cash & Short-term Investments on May 23, 2007. The dividend is applied to Paid in Surplus.

              UNAUDITED PROFORMA INCOME STATEMENT - STATUTORY BASIS
              -----------------------------------------------------
                      FOR THE YEAR ENDED DECEMBER 31, 2006
                      ------------------------------------

                                             ---------------------------------------------------------------
                                                                               MERGER/OTHER
                                              VALLEY FORGE       REASSURE      ADJUSTMENTS       COMBINED
                                             ---------------------------------------------------------------
INCOME
Premiums and Annuity Considerations           284,761,598      210,203,858                       494,965,456
Commissions and Expense Allowances             84,723,866       95,550,791      (362,948)        179,911,709 Note 2
Net Investment Income                         245,963,878      808,141,404                     1,054,105,282
Other Income                                  (10,468,006)     314,454,521                       303,986,515
                                                                                                           -
                                             ---------------------------------------------------------------
TOTAL INCOME                                  604,981,336    1,428,350,574      (362,948)      2,032,968,962
                                             ===============================================================

BENEFITS AND OTHER DEDUCTIONS
Death Benefits                                222,242,310      224,608,639                       446,850,949
Surrender Benefits                            144,010,208      249,084,029                       393,094,237
Increase in Reserves                         (111,468,027)     (84,231,811)                     (195,699,838)
Commissions                                    14,070,783       58,001,777      (362,948)         71,709,612 Note 2
General Insurance Expenses                     36,331,401      108,191,868                       144,523,269
Taxes, Licenses, and Fees                      10,326,991        3,619,326                        13,946,317
Net Transfers to Separate Accounts            (18,696,014)               -                       (18,696,014)
Interest on Funds Withheld                     58,543,272      603,976,437                       662,519,709
Other Benefits and Deductions                  28,458,821      167,171,011                       195,629,832
                                             ---------------------------------------------------------------
TOTAL BENEFITS AND DEDUCTIONS                 383,819,745    1,330,421,276      (362,948)      1,713,878,073
                                             ===============================================================

NET INCOME BEFORE TAXES                       221,161,591       97,929,298             -         319,090,889
                                             ===============================================================
Income-tax                                     61,444,598       (7,648,516)                       53,796,082
Realized gains / (losses)                       1,354,880      (15,543,573)                      (14,188,693)
                                             ---------------------------------------------------------------
NET INCOME                                    161,071,873       90,034,241             -         251,106,114
                                             ===============================================================

MERGER TRANSACTION
------------------
NOTE 1 - Valley Forge Life Insurance Company ("VFL") is an Indiana domiciled stock life insurance company which is qualified to write life, annuity, and accident and health business in the District of Columbia and all states, except New York.

Reassure America Life Insurance Company ("Reassure") is an Illinois domiciled stock life insurance company which is qualified to write life, annuity and accident and health business in the District of Columbia and all states, except New York.

VFL and Reassure, are wholly-owned subsidiaries of Swiss Re Life & Health America Inc. ('SRLHA'), a U.S. life and health reinsurance company domiciled in the State of Connecticut. VFL and Reassure are indirect, wholly-owned subsidiaries of Swiss Reinsurance Company ("Swiss Re"), which is headquartered in Zurich, Switzerland.

The merger of Reassure and VFL is part of Swiss Re's ongoing effort to consolidate entities to gain administrative efficiencies. Under the merger transaction, Reassure will merge into VFL, with VFL as the surviving legal entity. Immediately following the merger, VFL will change its name to Reassure America Life Insurance Company. The proposed effective date of the merger is September 30, 2007.

The merger will be accounted as a Statutory merger under the Statement of Statutory Accounting Principles (SSAP) No. 68 - Business Combinations and Goodwill. All Reassure shares of capital stock will be cancelled and ceased to exist. No consideration of any kind will be given to shareholders of Reassure.

MERGER ADJUSTMENT
-----------------
NOTE 2 - The adjustments to commissions relates to business ceded by Valley Forge to Reassure. Premiums and benefits for this business offset between Valley Forge and Reassure within individual lines. This arrangement will terminate post-merger by operation of law.


Experts.

     The statutory basis financial statements of Valley Forge Life Insurance Company for the years ended December 31, 2006 included in this Registration Statement, have been so included in reliance on the reports of
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, an independent auditor, on the authority of said firm as experts in auditing and accounting.

     The statutory basis financial statements of Reassure America Life Insurance Company for the years ended December 31, 2006 included in this Registration Statement, have been so included in reliance on the reports of
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, an independent auditor, on the authority of said firm as experts in auditing and accounting.

     The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.



                                     PART II

                           UNDERTAKING TO FILE REPORTS

a. Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority confined in that section.

b. Pursuant to Investment Company Act Section 26(f), Reassure America Life Insurance Company (formerly, Valley Forge Life Insurance Company) ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


                              RULE 484 UNDERTAKING

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                       CONTENTS OF REGISTRATION STATEMENT

The Registration Statement comprises the papers and documents:

     The facing sheet

     The Supplement

     Undertakings to file reports.

     The signatures.

     The following exhibits.

1.A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2.

     1. Resolution of the Board of Directors of Valley Forge Life Insurance Company (the "Company") establishing Valley Forge Life Insurance Company Variable Life Separate Account (the "Variable Account")**

     2. Copy of Agreement for Lockbox Services*

     3.   (a) Not Applicable
          (b) Form of underwriting/distribution agreement between the Company and CNA Investor Services, Inc.###
          (c)  Schedule of Sales Commissions###

     4.   Not applicable

     5.   Flexible Premium Variable Insurance Policy (the "Policy")###
          (a) Form of Waiver of Monthly Deduction Rider #
          (b) Form of Right to Convert Rider #
          (c) Form of Accelerated Benefit Rider #
          (d) Form of Total Disability Waiver of Premium Rider #
          (e) Form of Accidental Death Benefit Rider #
          (f) Form of Additional Insurance Rider #
          (g) Form of Automatic Transfer Rider #
          (h) Form of Dollar Cost Averaging Rider #
          (i) Form of Term Insurance on Children Rider #
          (j) Form of Other Insured Term Insurance Rider #
          (k) Form of Dollar Cost Averaging Rider I###
          (l) Form of Dollar Cost Averaging Rider II###

  (6)(a)(1) Amended and Restated Articles of Incorporation of the Company effective December 29, 2004.####

      (a)(2) Articles of Amendment of Articles of Incorporation of Valley Forge Life Insurance Company.+

      (b)(1)  Amended By-Laws of the Company.####

      (b)(2) Amended and Restated By-Laws of Reassure America Life Insurance Company (formerly known as Valley Forge Life Insurance Company) effective October 1, 2007.+

     7.   Not applicable

     8.(a)(1) Form of Participation Agreement between The Alger American Fund and the Company*

       (a)(2) Form of Shareholder Information Agreement by and between The Alger American Fund and Phoenix Life Insurance Company.

       (b)(1) Form of Participation Agreement between Variable Insurance Products Fund and the Company*

       (b)(2) Form of Participation Agreement between Variable Insurance Products Fund II and the Company*

       (b)(3) Form of Shareholder Information Agreement by and between Fidelity Distributors Corporation and Phoenix Life Insurance Company, as agent for Valley Forge Life Insurance Company.

       (c)(1) Form of Participation Agreement between MFS Variable Insurance Trust and the Company*

       (c)(2) Form of Shareholder Information Agreement by and between MFS Distributors, Inc. and Phoenix Life Insurance Company.

       (d)(1) Form of Participation Agreement between SoGen Variable Funds, Inc. and the Company*

       (d)(2) Form of Shareholder Information Agreement by and between First Eagle Variable Funds and Phoenix Life Insurance Company.

       (e)(1) Form of Participation Agreement between Van Eck Worldwide Insurance Trust and the Company*

       (e)(2) Form of Shareholder Information Agreement by and between Van Eck Securities Corporation and Phoenix Life Insurance Company.

       (f)(1) Form of Participation Agreement between Federated Insurance Management Series and the Company*

       (f)(2) Form of Shareholder Information Agreement by and between Federated Securities Corp. and Phoenix Life Insurance Company, as agent for Valley Forge Life Insurance Company.

       (g)(1) Form of Participation Agreement between Janus Aspen Series and the Company****

       (g)(2) Form of Shareholder Information Agreement between Janus Services LLC and Phoenix Life Insurance Company, on behalf of Valley Forge Life Insurance Company.

       (h)(1) Form of Participation Agreement among the Company, CNA Investor Services, Inc., Lazard Asset Management and Lazard Retirement Series, Inc. ##

       (h)(2) Form of Agreement Pursuant to Rule 22c-2 by and between Lazard Asset Management Securities LLC and Phoenix Life Insurance Company, on behalf of Valley Forge Life Insurance Company.

       (i)(1) Form of Participation Agreement among Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc. and the Company. ##

       (i)(2)  Form of Shareholder Information Agreement between
               Franklin/Templeton Distributors, Inc. and Phoenix Life Insurance Company, on behalf of Valley Forge Life Insurance Company.

       (j)(1) Form of Participation Agreement among the Company, CNA Investor Services, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. ##

       (j)(2) Form of Shareholder Information Agreement by and between AllianceBernstein Variable Products Series, Inc. and Phoenix Life Insurance Company.

        (k)(1) Form of Participation Agreement between the Company and American Century Investment Management, Inc. ##

        (k)(2) Form of Shareholder Information Agreement by and between American Century Investment Services, Inc. and Phoenix Life Insurance Company.

        (l)(1) Form of Participation Agreement between the Company and Morgan Stanley Dean Witter Universal Funds, Inc. ##

        (l)(2) Form of Shareholder Information Agreement by and between Morgan Stanley Distribution, Inc. and Phoenix Life Insurance Company, as agent, on behalf of Valley Forge Life Insurance Company.

     9.   Not Applicable

     10. Form of Policy Application###

     11. Description of issuance, transfer and redemption procedures***

B.   Not Applicable

C. Not Applicable

2. Opinion and Consent of Counsel

3. Consent of Independent Registered Public Accounting Firm

4. Not Applicable

5. Not Applicable

6. Not Applicable

7. Not Applicable

* Incorporated by reference to the Form N-4 Registration Statement filed electronically with the Securities and Exchange Commission on September 4, 1996 (File No.333-1087).

** Incorporated by reference to the N-4 Registration Statement filed electronically with the Securities and Exchange Commission on February 20, 1996 (File No. 333-1087)

*** Incorporated by reference to the registrant's Pre-effective Amendment No.1 filed electronically on Form S-6 on September 4, 1996 (File No. 333-01949).

****Incorporated by reference to the registrant's Post-effective Amendment No.6 filed on Form S-6 on September 2, 1999 (File No. 333-01949).

# Incorporated by reference to the registrant's initial registration filed electronically on Form S-6 on January 13, 2000 (File No. 333-94575).

## Incorporated by reference to the registrant's Post-Effective Amendment No. 7 filed electronically on April 26, 2000 (File No. 333- 01949).

### Incorporated by reference to the registrant's Pre-Effective Amendment No. 1 filed electronically on May 8, 2000 (File No. 333- 94575).

#### Incorporated by reference to Valley Forge Life Insurance Company Variable
     Annuity Separate Account Post-Effective Amendment to Form N-4 (File No. 333-01087) filed on April 29, 2005.

+ Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, The Sage Variable Annuity Account A, (File Nos. 333-137725 and 811-04405), filed on October 1, 2007.




                                   SIGNATURES

As required by the Securities Act of 1933, the registrant certifies it has caused this Registration Statement to be signed on its behalf, in the City of Armonk, in the State of New York, on this 28th day of September, 2007.

                                   Valley Forge Life Insurance Company
                                   Variable Life Separate Account
                                  (Registrant)


Attest:                            By: Reassure America Life Insurance Company


/s/ELISSA KENNY                    By: /s/W. WELDON WILSON
--------------------                   ------------------------------
 Elissa Kenny                           W. Weldon Wilson



Attest:                             By: Reassure America Life Insurance Company
                                      (Depositor)

/s/ELISSA KENNY                    By: /s/W. WELDON WILSON
--------------------                   ------------------------------
 Elissa Kenny                           W. Weldon Wilson





As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                             Title                                  Date
---------                        ----------------                       ----------------

                                Director, Chairman, Chief Executive     September 28, 2007
/s/W. WELDON WILSON             Officer and President
--------------------------
W. Weldon Wilson


/s/KENNETH H. STEWART           Director and Senior Vice                September 28, 2007
--------------------------      President
Kenneth H. Stewart



/s/NEAL E. ARNOLD               Director                                September 28, 2007
--------------------------
Neal E. Arnold


/s/ROBYN A. WYATT               Director and Chief Financial            September 28, 2007
--------------------------      Officer (Principal Accounting
Robyn A. Wyatt                  Officer)



/s/DAVID L. RICHARDSON          Director and Senior Vice                September 28, 2007
--------------------------      President
David L. Richardson






                                    INDEX TO EXHIBITS


EX-99.1.A.8(a)(2)    Form of Shareholder Information Agreement by and between
                     The Alger American Fund and Phoenix Life Insurance Company.

EX-99.1.A.8(b)(3)    Form of Shareholder Information Agreement by and between
                     Fidelity Distributors Corporation and Phoenix Life
                     Insurance Company, as agent for Valley Forge Life Insurance
                     Company.

EX-99.1.A.8(c)(2)    Form of Shareholder Information Agreement by and between
                     MFS Distributors, Inc. and Phoenix Life Insurance Company.


EX-99.1.A.8(d)(2)    Form of Shareholder Information Agreement by and between
                     First Eagle Variable Funds and Phoenix Life Insurance
                     Company.

EX-99.1.A.8(e)(2)    Form of Shareholder Information Agreement by and between
                     Van Eck Securities Corporation and Phoenix Life Insurance
                     Company.

EX-99.1.A.8(f)(2)    Form of Shareholder Information Agreement by and between
                     Federated Securities Corp. and Phoenix Life Insurance
                     Company, as agent for Valley Forge Life Insurance Company.

EX-99.1.A.8(g)(2)    Form of Shareholder Information Agreement between Janus
                     Services LLC and Phoenix Life Insurance Company, on behalf of Valley Forge Life Insurance Company.

EX-99.1.A.8(h)(2)    Form of Agreement Pursuant to Rule 22c-2 by and between
                     Lazard Asset Management Securities LLC and Phoenix Life
                     Insurance Company, on behalf of Valley Forge Life Insurance
                     Company.

EX-99.1.A.8(i)(2)    Form of Shareholder Information Agreement between
                     Franklin/Templeton Distributors, Inc. and Phoenix Life
                     Insurance Company, on behalf of Valley Forge Life Insurance
                     Company.

EX-99.1.A.8(j)(2)    Form of Shareholder Information Agreement by and between
                     AllianceBernstein Variable Products Series, Inc. and
                     Phoenix Life Insurance Company.

EX-99.1.A.8(k)(2)    Form of Shareholder Information Agreement by and between
                     American Century Investment Services, Inc. and Phoenix Life
                     Insurance Company.

EX-99.1.A.8(l)(2)    Form of Shareholder Information Agreement by and between
                     Morgan Stanley Distribution, Inc. and Phoenix Life
                     Insurance Company, as agent, on behalf of Valley Forge Life
                     Insurance Company.

EX-99.C.2.           Opinion and Consent of Counsel

EX-99.C.3.           Consent of Independent Registered Public Accounting Firm